UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-06499

Name of Fund: BlackRock MuniYield California Fund, Inc. (MYC)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock
MuniYield California Fund, Inc., 40 East 52nd Street, New York, NY 10022.

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2009

Date of reporting period: 07/31/2009

Item 1 – Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

Annual Report

JULY 31, 2009

BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

BlackRock MuniYield Arizona Fund, Inc. (MZA)

BlackRock MuniYield California Fund, Inc. (MYC)

BlackRock MuniYield Investment Fund (MYF)

BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2 ANNUAL REPORT JULY 31, 2009

Dear Shareholder

The past 12 months reveal two distinct market backdrops — one of extreme investor pessimism and decided weakness, and another of cautious optimism and nascent signs of recovery. The first half of the period was characterized by the former, as the global financial crisis erupted into the worst recession in decades. Daily headlines recounted universal macroeconomic deterioration, financial sector casualties, volatile swings in global equity markets, and unprecedented government intervention that included widespread (and globally coordinated) monetary and quantitative easing by central banks and large-

scale fiscal stimuli. Sentiment improved noticeably in March 2009, however, on the back of new program announcements by the US Treasury Department and Federal Reserve, as well as generally stronger-than-expected economic data in a few key areas, including retail sales, business and consumer confidence,

manufacturing and housing.

In this environment, US equities contended with extraordinary volatility, posting steep declines through mid-March 2009 before going on a three-month rally that largely negated year-to-date losses. Late in the period, investor enthusiasm waned and a correction ensued for several weeks, mostly as a result of profit taking and portfolio rebalancing, as opposed to a change in the economic outlook. Equities rallied once again as the period drew to a close, result-

ing in positive year-to-date returns for all major indexes. The experience in international markets was similar to that in the United States, though performance was generally more extreme both on the decline and on the upturn. Notably, emerging markets, which lagged most developed regions through the downturn,

reassumed leadership in 2009 as these areas of the globe have generally seen a stronger acceleration in economic recovery.

In fixed income markets, while the flight to quality remained a prevalent theme, relatively attractive yields and distressed valuations, alongside a more favorable macro environment, eventually captured investor attention, leading to a sharp recovery in non-Treasury assets. This has been particularly evident in the high yield sector, which has firmly outpaced all other taxable asset classes since the start of 2009. At the same time, the municipal bond market enjoyed a strong return after the exceptional market volatility of 2008, buoyed by a combination of attractive valuations, robust retail investor demand and a slowdown in forced selling. Direct aid to state and local governments via the American Recovery and Reinvestment Act of 2009 has also lent support to municipal bonds.

Total Returns as of July 31, 2009	6-month	12-month
US equities (S&P 500 Index)	21.18%	(19.96)%
Small cap US equities (Russell 2000 Index)	26.61	(20.72)
International equities (MSCI Europe, Australasia, Far East Index)	30.63	(22.60)
US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	(3.91)	7.58
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	4.47	7.85
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	4.38	5.11
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	30.11	5.30
Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has clearly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market tur-

bulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional insight and timely “food for thought,” we invite you to visit our award-winning Shareholder® magazine, now available exclusively online at www.blackrock.com/shareholdermagazine. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). At a special meeting held on August 6, 2009, BlackRock’s proposed purchase of

BGI was approved by an overwhelming majority of Barclays’ voting shareholders, an important step toward closing the transaction. The combination of

BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is scheduled to be completed in the fourth quarter of 2009, subject to important fund shareholder and regulatory approvals.

THIS PAGE NOT PART OF YOUR FUND REPORT 3

Fund Summary as of July 31, 2009 BlackRock Muni New York Intermediate Duration Fund, Inc.

Investment Objective

BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE) (the “Fund”) seeks to provide shareholders with high current income exempt from fed-
eral income taxes and New York State and New York City personal income taxes by investing primarily in a portfolio of municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes and New York State and New York City personal income taxes. No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2009, the Fund returned 1.79% based on market price and 2.26% based on net asset value (“NAV”). For the same period, the closed-end Lipper Intermediate Municipal Debt Funds category posted an average return of 6.93% based on market price and 2.06% on a NAV basis.
All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. During the period, the Fund’s distribution rate improved to roughly average for the peer group. Total return reflected a combination of the Fund’s underperformance in the volatile fixed income markets through 2008, and its outperformance during the remarkable recovery in risk assets — and return of the municipal market to more normal demand metrics — through the first half of 2009. During the period, we identified sectors and credits that we were comfortable holding despite underperformance in the short term; these included some high yield credits, in addition to
Puerto Rico and housing bonds. Each of these segments ultimately benefited the Fund, as they outperformed during the market’s recovery. We also actively participated in the new-issue market. Where possible, we focused on both longer-dated maturities permitted by the Fund’s intermediate duration mandate, as well as discount coupon bonds to benefit from the increased demand from the retail sector.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)					MNE
Initial Offering Date				August 1, 2003
Yield on Closing Market Price as of July 31, 2009 ($11.60)[1]					5.74%
Tax Equivalent Yield[2]					8.83%
Current Monthly Distribution per Common Share[3]					$0.0555
Current Annualized Distribution per Common Share[3]					$0.6660
Leverage as of July 31, 2009[4]					36%
[1] Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
Past performance does not guarantee future results.
[2] Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3] The distribution is not constant and is subject to change.
[4] Represents Auction Market Preferred Shares (“Preferred Shares”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to Preferred Shares and TOBs) minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 9.
The table below summarizes the changes in the Fund’s market price and NAV per share:
	7/31/09	7/31/08	Change	High	Low
Market Price	$11.60	$12.12	(4.29)%	$12.33	$ 7.50
Net Asset Value	$12.99	$13.51	(3.85)%	$13.88	$10.70
The following unaudited charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations
	7/31/09	7/31/08
Health	18%	20%
County/City/Special District/
School District	17	20
Transportation	16	9
State	14	12
Housing	11	12
Education	8	9
Corporate	8	7
Utilities	7	9
Tobacco	1	2

Credit Quality Allocations[5]
	7/31/09	7/31/08
AAA/Aaa	9%	6%
AA/Aa	31	43
A/A	31	21
BBB/Baa	19	15
BB/Ba	4	9
CCC/Caa	2	2
Not Rated[6]	4	4
[5] Using the higher of Standard & Poor’s (“S&P”) or Moody’s Investors
Service (“Moody’s”) ratings.
[6] The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2009 and 2008, the market value of these securities were $1,646,778 representing 2% and $1,927,760 representing 2%, respectively, of the Fund’s long-term investments.

4 ANNUAL REPORT JULY 31, 2009

Fund Summary as of July 31, 2009 BlackRock MuniYield Arizona Fund, Inc.

Investment Objective

BlackRock MuniYield Arizona Fund, Inc. (MZA) (the “Fund”) seeks to provide shareholders with as high a level of current income exempt from federal and Arizona income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuers, is exempt from federal and Arizona income taxes.
No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2009, the Fund returned (1.66)% based on market price and 3.27% based on NAV. For the same period, the closed-end
Lipper Other States Municipal Debt Funds category posted an average return of 4.52% based on market price and 3.12% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The benefit of above average yield is reflected in the total return of the portfolio. This is a product of the yield of the securities held within the portfolio. During the first half of the period, performance was hindered by above-average exposure to the longer end of the yield curve, where yields rose. Above-average exposure to lower-rated credits and other spread sectors, such as housing bonds, also hurt performance. The spread between high-grade and lower-rated credits generally widened during the first half of the period, as credit markets adjusted to higher perceived risks and an overall weaker economy.
Fortunately, during the second half of the period, both of these factors reversed course and benefited the Fund. The yield curve flattened and credit spreads gen-
erally narrowed. Throughout the period, we worked to upgrade credit quality, when practical, in an often very volatile and illiquid market.Additionally, we favored moving in the curve opportunistically. During the 12 months, Fund management maintained high cash allocations in an effort to reduce volatility and ensure that ample cash was available to take advantage of opportunities in the new-issue market. The Fund’s cash balance lowered portfolio duration, which was beneficial;
however, it also held the yield down slightly as the money was invested in lower-yielding short-term investments, a negative factor.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE Amex					MZA
Initial Offering Date				October 29, 1993
Yield on Closing Market Price as of July 31, 2009 ($12.85)[1]					6.26%
Tax Equivalent Yield[2]					9.63%
Current Monthly Distribution per Common Share[3]					$0.067
Current Annualized Distribution per Common Share[3]					$0.804
Leverage as of July 31, 2009[4]					42%
[1] Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
Past performance does not guarantee future results.
[2] Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3] The distribution is not constant and is subject to change.
[4] Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributa-
ble to Preferred Shares and TOBs) minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see
The Benefits and Risks of Leveraging on page 9.
The table below summarizes the changes in the Fund’s market price and NAV per share:
	7/31/09	7/31/08	Change	High	Low
Market Price	$12.85	$13.94	(7.82)%	$14.30	$7.28
Net Asset Value	$12.40	$12.81	(3.20)%	$13.12	$9.60
The following unaudited charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations
	7/31/09	7/31/08
County/City/Special District/
School District	25%	22%
Utilities	19	17
State	17	9
Health	13	15
Education	12	23
Housing	8	10
Transportation	5	3
Corporate	1	1

Credit Quality Allocations[5]
	7/31/09	7/31/08
AAA/Aaa	25%	11%
AA/Aa	22	36
A/A	29	27
BBB/Baa	19	20
BB/Ba	1	1
B/B	1	1
Not Rated[6]	3	4
[5] Using the higher of S&P’s or Moody’s ratings.
[6] The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2009 and 2008, the market value of these securities were $1,515,561 representing 2% and $2,300,385 representing 2%, respectively, of the Fund’s long-term investments.

ANNUAL REPORT JULY 31, 2009 5

Fund Summary as of July 31, 2009 BlackRock MuniYield California Fund, Inc.

Investment Objective

BlackRock MuniYield California Fund, Inc. (MYC) (the “Fund”) seeks to provide shareholders with as high a level of current income exempt from federal and California income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-
term municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and California income taxes. No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2009, the Fund returned 1.37% based on market price and 4.64% based on NAV. For the same period, the closed-end
Lipper California Municipal Debt Funds category posted an average return of (3.92)% based on market price and (5.13)% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The Fund’s duration positioning was neutral for most of the period. The majority of the Fund’s outperformance was derived from a tightening in credit spreads. Along with extremely attractive borrowing costs, the portfolio accrual permitted an increase in dividends in June. Our strategy is to pursue a balanced approach to returns, continue to bolster current yield and commit cash reserves when appropriate opportunities are uncovered. Credit fun-
damentals warrant monitoring in the current weak economic environment, especially in California, considering budgetary challenges. We are alert to improve quality as opportunities arise.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
	Symbol on NYSE							MYC
	Initial Offering Date						February 28, 1992
	Yield on Closing Market Price as of July 31, 2009 ($12.44)[1]							6.51%
	Tax Equivalent Yield[2]							10.02%
	Current Monthly Distribution per Common Share[3]							$0.0675
	Current Annualized Distribution per Common Share[3]							$0.8100
	Leverage as of July 31, 2009[4]							39%
	[1] Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
	Past performance does not guarantee future results.
	[2] Tax equivalent yield assumes the maximum federal tax rate of 35%.
	[3] The distribution is not constant and is subject to change.
	[4] Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributa-
	ble to Preferred Shares and TOBs) minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The
	Benefits and Risks of Leveraging on page 9.
	The table below summarizes the changes in the Fund’s market price and NAV per share:
				7/31/09	7/31/08	Change	High	Low
	Market Price			$12.44	$13.07	(4.82)%	$13.41	$ 7.07
	Net Asset Value			$13.47	$13.71	(1.75)%	$14.06	$10.31
The following unaudited charts show the sector and credit quality allocations of the Fund’s long-term investments:

	Sector Allocations			Credit Quality Allocations[5]
		7/31/09	7/31/08				7/31/09	7/31/08
	County/City/Special District/			AAA/Aaa			34%	43%
	School District	35%	34%	AA/Aa			30	39
	Utilities — Electric & Gas (combined)	28	20	A/A			34	14
	Education	13	15	BBB/Baa			1	4
	Health	9	15	Not Rated			1[6]	—
	State	7	4	[5] Using the higher of S&P’s or Moody’s ratings.
	Transportation	6	4	[6] The investment advisor has deemed certain of these non-rated
	Corporate	1	4	securities to be of investment grade quality. As of July 31, 2009, the
	Housing	1	4	market value of these securities was $2,589,445 representing 1% of
				the Fund’s long-term investments.

6 ANNUAL REPORT JULY 31, 2009

Fund Summary as of July 31, 2009 BlackRock MuniYield Investment Fund

Investment Objective

BlackRock MuniYield Investment Fund (MYF) (the “Fund”) seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations, the interest on which, in the opinion of bond counsel to the issuers, is exempt from federal income taxes. The Fund also seeks to provide shareholders with the opportunity to own shares the value of which is exempt from Florida intangible personal property taxes. Effective September 16, 2008, BlackRock MuniYield
Florida Fund was renamed BlackRock MuniYield Investment Fund. No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2009, the Fund returned 5.26% based on market price and 1.93% based on NAV. For the same period, the closed-end
Lipper General Municipal Debt Funds (Leveraged) category posted an average return of 2.20% based on market price and (2.40)% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. Sector allocation played an important role in determining how the Fund performed during the reporting period. The
Fund’s significant overweight in pre-refunded bonds in the one- to five-year maturity range aided comparative results, as the yield curve steepened.
Overweight exposure to the education and transportation sectors also enhanced the Fund’s performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE					MYF
Initial Offering Date				February 28, 1992
Yield on Closing Market Price as of July 31, 2009 ($11.72)[1]					5.94%
Tax Equivalent Yield[2]					9.14%
Current Monthly Distribution per Common Share[3]					$0.058
Current Annualized Distribution per Common Share[3]					$0.696
Leverage as of July 31, 2009[4]					39%
[1] Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
Past performance does not guarantee future results.
[2] Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3] The distribution is not constant and is subject to change.
[4] Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributa-
ble to Preferred Shares and TOBs) minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The
Benefits and Risks of Leveraging on page 9.
The table below summarizes the changes in the Fund’s market price and NAV per share:
	7/31/09	7/31/08	Change	High	Low
Market Price	$11.72	$11.91	(1.60)%	$12.17	$ 6.74
Net Asset Value	$12.95	$13.59	(4.71)%	$13.87	$10.49
The following unaudited charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations
	7/31/09	7/31/08
County/City/Special District/
School District	29%	30%
Utilities	19	10
Health	17	19
Transportation	16	24
State	9	4
Education	5	5
Housing	5	4
Corporate	—	4

Credit Quality Allocations[5]
	7/31/09	7/31/08
AAA/Aaa	23%	34%
AA/Aa	39	34
A/A	34	16
BBB/Baa	—	8
Not Rated[6]	4	8
[5] Using the higher of S&P’s or Moody’s ratings.
[6] The investment advisor has deemed certain of these non-rated securi-
ties to be of investment grade quality. As of July 31, 2009 and 2008, the market value of these securities were $4,309,488 representing
2% and $13,599,832 representing 5%, respectively, of the Fund’s long-term investments.

ANNUAL REPORT JULY 31, 2009 7

Fund Summary as of July 31, 2009 BlackRock MuniYield New Jersey Fund, Inc.

Investment Objective

BlackRock MuniYield New Jersey Fund, Inc. (MYJ) (the “Fund”) seeks to provide shareholders with as high a level of current income exempt from federal and New Jersey income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-
term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New
Jersey personal income taxes. No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2009, the Fund returned 5.96% based on market price and 4.50% based on NAV. For the same period, the closed-end
Lipper New Jersey Municipal Debt Funds category posted an average return of 4.58% based on market price and 1.31% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. Sector allocation played an important role in determining how the Fund performed during the reporting period. Enhancing the performance of the Fund were its overweight positions in education, tax-backed and utility bonds. As the economic downturn continued, these essential serv-
ice sectors significantly outperformed all spread products.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE					MYJ
Initial Offering Date					May 1, 1992
Yield on Closing Market Price as of July 31, 2009 ($13.49)[1]					6.27%
Tax Equivalent Yield[2]					9.65%
Current Monthly Distribution per Common Share[3]					$0.0705
Current Annualized Distribution per Common Share[3]					$0.8460
Leverage as of July 31, 2009[4]					35%
[1] Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
Past performance does not guarantee future results.
[2] Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3] The distribution is not constant and is subject to change.
[4] Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributa-
ble to Preferred Shares and TOBs) minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The
Benefits and Risks of Leveraging on page 9.
The table below summarizes the changes in the Fund’s market price and NAV per share:
	7/31/09	7/31/08	Change	High	Low
Market Price	$13.49	$13.52	(0.22)%	$14.00	$ 8.15
Net Asset Value	$14.13	$14.36	(1.60)%	$14.68	$11.62
The following unaudited charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations
	7/31/09	7/31/08
State	28%	24%
County/City/Special District/
School District	16	14
Health	13	18
Transportation	12	11
Education	11	14
Housing	10	7
Utilities	6	7
Corporate	3	3
Tobacco	1	2

Credit Quality Allocations[5]
	7/31/09	7/31/08
AAA/Aaa	27%	29%
AA/Aa	27	38
A/A	31	19
BBB/Baa	11	11
Not Rated[6]	4	3
[5] Using the higher of S&P’s or Moody’s ratings.
[6] The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2009 and
2008, the market value of these securities were $9,156,088 repre-
senting 3% and $11,259,091 representing 2%, respectively, of the
Fund’s long-term investments.

8 ANNUAL REPORT JULY 31, 2009

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their Common Shares. However, these objectives cannot be achieved in all interest rate environments.

To leverage, the Funds issue Preferred Shares, which pay dividends at pre-
vailing short-term interest rates, and invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from lever-
age) are invested in higher-yielding portfolio investments, the Fund’s
Common Shareholders will benefit from the incremental yield.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-
term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securi-
ties purchased by the Fund with assets received from the Preferred Shares issuance earn the income based on long-term interest rates. In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the Fund’s long-term investments, and therefore the
Common Shareholders are the beneficiaries of the incremental net income.

Conversely, if prevailing short-term interest rates rise above long-term inter-
est rates of 6%, the yield curve has a negative slope. In this case, the Fund pays dividends on the higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates. If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup on the
Common Shares will be reduced or eliminated completely.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemp-
tion value of the Fund’s Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s
NAV positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares discussed above.

The Funds may also, from time to time, leverage their assets through the use of tender option bond (“TOB”) programs, as described in Note 1 of the
Notes to Financial Statements. TOB investments generally will provide the

Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect the
Funds’ NAV per share.

The use of leverage may enhance opportunities for increased returns to the
Funds and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will gen-
erally cause greater changes in the Funds’ NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Funds’ net income will be less than if leverage had not been used, and therefore the amount avail-
able for distribution to Common Shareholders will be reduced. The Funds may be required to sell portfolio securities at inopportune times or at dis-
tressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit the Funds’ ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by ratings agencies that rate preferred shares issued by a Fund. The Funds will incur expenses in connection with the use of leverage, all of which are borne by the holders of the Common Shares and may reduce returns on the Common Shares.

Under the Investment Company Act of 1940, each Fund is permitted to issue Preferred Shares in an amount of up to 50% of its total managed assets at the time of issuance. Under normal circumstances, each Fund anticipates that the total economic leverage from Preferred Shares and
TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of July 31, 2009, the Funds had economic leverage from Preferred Shares and TOBs as a percentage of their total managed assets as follows:

Percent of
Leverage
BlackRock Muni New York Intermediate Duration Fund, Inc	36%
BlackRock MuniYield Arizona Fund, Inc	42%
BlackRock MuniYield California Fund, Inc	39%
BlackRock MuniYield Investment Fund	39%
BlackRock MuniYield New Jersey Fund, Inc	35%

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including financial futures contracts, as specified in Note 2 of the Notes to Financial
Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, pos-
sible default of the counterparty to the transaction and illiquidity of the derivative instrument. The Funds’ ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately pre-
dict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appre-
ciation a Fund can realize on an investment or may cause a Fund to hold a security that it might otherwise sell. The Funds’ investments in these instru-
ments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT JULY 31, 2009 9

Schedule of Investments July 31, 2009 BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York — 124.4%
Corporate — 10.0%
New York City Industrial Development Agency, RB, AMT:
1990 American Airlines Inc. Project,
5.40%, 7/01/20	$ 1,500	$ 585,615
British Airways Plc Project, 7.63%, 12/01/32	1,000	770,760
Continental Airlines Inc., 8.38%, 11/01/16	1,000	701,510
Terminal One Group Association Project,
5.50%, 1/01/24	1,000	946,610
New York State Energy Research & Development
Authority, 5.00%, 8/01/32 (a)	1,000	997,200
New York State Energy Research & Development
Authority, RB, Series A:
Brooklyn Union Gas, Keyspan (FGIC), AMT,
4.70%, 2/01/24	500	457,765
Lilco Project (MBIA), 5.15%, 3/01/16	1,000	1,002,920
		5,462,380
County/City/Special District/School District — 22.0%
City of New York New York, GO:
Series J, 5.50%, 6/01/21	290	302,972
Series J, 5.50%, 6/01/21 (b)	1,710	1,980,471
Series J (MBIA), 5.25%, 5/15/18	1,500	1,600,680
Sub-Series B-1, 5.25%, 9/01/22	750	800,175
Sub-Series F-1 (Syncora), 5.00%, 9/01/22	1,000	1,030,610
Sub-Series I-1, 5.50%, 4/01/21	1,500	1,651,395
Sub-Series I-1, 5.13%, 4/01/25	750	779,805
New York City Industrial Development Agency, RB,
Queens Baseball Stadium, PILOT (AMBAC),
5.00%, 1/01/31	2,000	1,782,640
New York City Industrial Development Agency,
Refunding, RB, NY Stock Exchange Project, Series A,
4.25%, 5/01/24	500	471,135
New York City Transitional Finance Authority, RB:
Fiscal 2007, Series S-1 (MBIA), 5.00%, 7/15/24	1,000	1,015,460
Fiscal 2009, Series S-3, 5.00%, 1/15/23	575	591,531
		12,006,874
Education — 11.2%
Dutchess County Industrial Development Agency,
New York, Refunding, RB, Bard College Civic Facilities,
Series A-1, 5.00%, 8/01/22	750	756,892
New York City Industrial Development Agency, RB (ACA):
Lycee Francais De NY Project, Series A,
5.50%, 6/01/15	500	490,930
Polytechnic University Project, 4.70%, 11/01/22	1,000	843,210
New York City Trust for Cultural Resources, RB, Museum
of American Folk Art (ACA), 6.13%, 7/01/30	500	373,820
New York State Dormitory Authority, Non-State Supported
Debt, RB, 4.00%, 7/01/23	795	756,252

	Par
Municipal Bonds	(000)	Value
New York (continued)
Education (concluded)
New York State Dormitory Authority, RB, Insured,
Mount Sinai School of Medicine, Series A (MBIA),
5.15%, 7/01/24	$ 250	$ 253,325
Saint Lawrence County Industrial Development Agency,
RB, Saint Lawrence University, Series A, Remarketed,
5.00%, 10/01/16	1,500	1,646,445
Schenectady Industrial Development Agency, Refunding,
RB, Union College Project, 5.00%, 7/01/26	1,000	1,023,430
		6,144,304
Health — 28.2%
Dutchess County Industrial Development Agency, RB,
Saint Francis Hospital, Series B, 7.25%, 3/01/19	385	365,519
Erie County Industrial Development Agency, RB,
Episcopal Church Home, Series A, 5.88%, 2/01/18	1,850	1,646,777
Genesee County Industrial Development Agency,
RB, United Memorial Medical Center Project,
4.75%, 12/01/14	390	360,446
New York City Industrial Development Agency, RB,
PSCH Inc. Project, 6.20%, 7/01/20	1,415	1,180,294
New York State Dormitory Authority, Non-State Supported
Debt, RB, 5.30%, 7/01/23	450	448,443
New York State Dormitory Authority, RB:
Lenox Hill Hospital Obligation Group,
5.75%, 7/01/17	1,305	1,175,453
Mount Sinai Health, Series A, 6.50%, 7/01/15 (b)	330	348,998
Mount Sinai Health, Series A, 6.63%, 7/01/18	340	349,479
NYU Hospitals Center, Series A, 5.00%, 7/01/16	1,130	1,068,573
NYU Hospitals Center, Series B, 5.25%, 7/01/24	480	441,706
North Shore-Long Island Jewish Group,
5.00%, 5/01/13	1,500	1,614,090
Winthrop S Nassau University, 5.50%, 7/01/11	1,735	1,763,905
Saratoga County Industrial Development Agency,
New York, RB, The Saratoga Hospital Project, Series B,
5.00%, 12/01/22	500	457,950
Saratoga County Industrial Development Agency,
New York, Refunding, RB, The Saratoga Hospital
Project, Series A (Radian):
4.38%, 12/01/13	365	363,431
4.50%, 12/01/14	380	375,337
4.50%, 12/01/15	395	384,785
Suffolk County Industrial Development Agency,
New York, Refunding, RB, Jeffersons Ferry Project,
4.63%, 11/01/16	800	731,616
Tompkins County Industrial Development Agency, RB,
Care Community, Kendal at Ithaca, Series A-2:
5.75%, 7/01/18	250	250,050
6.00%, 7/01/24	1,000	978,750

Portfolio Abbreviations
To simplify the listings of portfolio holdings in each Fund’s	ACA	American Capital Access Corp.	GNMA	Government National Mortgage Association
Schedule of Investments, the names and descriptions of	AGC	Assured Guaranty Corp.	GO	General Obligation Bonds
many of the securities have been abbreviated according	AMBAC	American Municipal Bond Assurance Corp.	HFA	Housing Finance Agency
to the following list:	AMT	Alternative Minimum Tax (subject to)	IDA	Industrial Development Authority
	CAB	Capital Appreciation Bonds	MBIA	Municipal Bond Investors Assurance
	CIFG	CDC IXIS Financial Guaranty		(National Public Finance Guaranty Corp.)
	COP	Certificates of Participation	PILOT	Payment in Lieu of Taxes
	FGIC	Financial Guaranty Insurance Co.	RB	Revenue Bonds
	FNMA	Federal National Mortgage Association	S/F	Single-Family
	FSA	Financial Security Assurance Inc.	TAN	Tax Anticipation Notes
			VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

10 ANNUAL REPORT JULY 31, 2009

Schedule of Investments (continued) BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York (concluded)
Health (concluded)
Westchester County Industrial Development Agency, RB,
Special Needs Facilities Pooled Program, Series D-1,
6.80%, 7/01/19	$ 515	$ 439,537
Yonkers Industrial Development Agency, RB, Sacred Heart
Association Project, Series A, AMT, 4.80%, 10/01/26	750	693,668
		15,438,807
Housing — 13.6%
New York City Housing Development Corp., RB, The
Animal Medical Center, Series A, 5.50%, 12/01/33	1,615	1,580,956
New York State Mortgage Agency, RB, Homeowner
Mortgage, AMT:
Series 130, 4.75%, 10/01/30	2,500	2,261,225
Series 133, 4.95%, 10/01/21	1,000	997,220
Series 143, 4.85%, 10/01/27	500	455,955
New York State Urban Development Corp., RB,
Subordinate Lien, Corp. Purpose, Series A,
5.13%, 7/01/19	2,000	2,112,720
		7,408,076
State — 16.0%
New York Municipal Bond Bank Agency, RB, Series C,
5.25%, 12/01/18	2,000	2,161,260
New York State Dormitory Authority, RB:
Education, Series F, 5.00%, 3/15/30	1,290	1,307,583
Municipal Health Facilities, Lease, Sub-Series 2-4,
5.00%, 1/15/27	600	604,098
New York State Dormitory Authority, Refunding,
RB, Department of Health, Series A (CIFG),
5.00%, 7/01/25	1,500	1,519,080
New York State Thruway Authority, RB, Series A-1,
5.00%, 4/01/22	1,000	1,066,080
New York State Urban Development Corp., RB, State
Personal Income Tax, State Facilities, Series A-1
(MBIA), 5.00%, 3/15/24	485	501,868
New York State Urban Development Corp., Refunding, RB,
Service Contract, Series B, 5.00%, 1/01/21	1,500	1,593,015
		8,752,984
Tobacco — 1.9%
Tobacco Settlement Financing Corp., RB, Series B-1C,
5.50%, 6/01/22	1,000	1,032,970
Transportation — 12.4%
Metropolitan Transportation Authority, RB:
Series A (MBIA), 5.00%, 11/15/24	2,000	2,026,660
Series B, 5.25%, 11/15/25	750	792,067
Series B (MBIA), 5.25%, 11/15/19	860	923,812
Metropolitan Transportation Authority, Refunding, RB,
Insured, Series A (MBIA), 5.00%, 11/15/25	3,000	3,020,550
		6,763,089
Utilities — 9.1%
Long Island Power Authority, RB:
General, Series D (MBIA), 5.00%, 9/01/25	4,000	4,037,840
Series A, 5.50%, 4/01/24	875	926,030
		4,963,870
Total Municipal Bonds in New York		67,973,354

	Par
Municipal Bonds	(000)	Value
Guam — 4.3%
County/City/Special District/School District — 0.6%
Territory of Guam, RB, Section 30, Series A,
5.38%, 12/01/24	$ 325	$ 320,934
State — 0.3%
Territory of Guam, GO, Series A, 6.00%, 11/15/19	185	181,411
Transportation — 1.7%
Guam International Airport Authority, RB, General Purpose,
Series C (MBIA), AMT, 5.25%, 10/01/22	1,000	956,410
Utilities — 1.7%
Guam Government Waterworks Authority, RB, Water and
Wastewater System, 6.00%, 7/01/25	1,000	923,780
Total Municipal Bonds in Guam		2,382,535
Puerto Rico — 17.9%
Education — 0.8%
Puerto Rico Industrial Tourist Educational Medical
& Environmental Control Facilities Financing Authority,
RB, University Plaza Project, Series A (MBIA),
5.00%, 7/01/33	500	428,435
Housing — 3.7%
Puerto Rico HFA, RB, Subordinate Revenue Funding,
Capital Fund Modernization, 5.13%, 12/01/27	2,000	2,002,200
State — 3.9%
Commonwealth of Puerto Rico, GO, Public Improvement,
Series A, 5.25%, 7/01/30 (b)	615	736,038
Puerto Rico Municipal Finance Agency, GO, Series A,
5.25%, 8/01/25	1,000	898,830
Puerto Rico Public Buildings Authority, Refunding,
RB, Government Facilities, Series M-3 (MBIA),
6.00%, 7/01/28	500	494,400
		2,129,268
Transportation — 9.5%
Puerto Rico Highway & Transportation Authority, RB:
(FGIC), 5.75%, 7/01/21	2,000	1,952,760
Series Y (FSA), 6.25%, 7/01/21	3,000	3,258,390
		5,211,150
Total Municipal Bonds in Puerto Rico		9,771,053
U.S. Virgin Islands — 3.3%
Corporate — 1.7%
United States Virgin Islands, RB, Senior Secured,
Hovensa Coker Project, AMT, 6.50%, 7/01/21	500	494,260
Virgin Islands Public Finance Authority, RB, Senior
Secured, Hovensa Refinery, AMT, 4.70%, 7/01/22	500	411,035
		905,295
State — 1.6%
Virgin Islands Public Finance Authority, RB, Senior Lien,
Matching Fund Loan Note, Series A, 5.25%, 10/01/24	1,000	899,200
Total Municipal Bonds in the U.S. Virgin Islands		1,804,495
Total Municipal Bonds — 149.9%		81,931,437

See Notes to Financial Statements.

ANNUAL REPORT JULY 31, 2009 11

Schedule of Investments (concluded) BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (c)	(000)	Value
New York — 3.4%
County/City/Special District/School District — 3.4%
Erie County Industrial Development Agency, RB, City Of
Buffalo Project (FSA), 5.75%, 5/01/24	$ 1,831	$ 1,849,450
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 3.4%		1,849,450
Total Long-Term Investments
(Cost — $86,195,098) — 153.3%		83,780,887
Short-Term Securities	Shares
CMA New York Municipal Money Fund, 0.04% (d)(e)	1,737,841	1,737,841
Total Short-Term Securities
(Cost — $1,737,841) — 3.2%		1,737,841
Total Investments (Cost — $87,932,939*) — 156.5%		85,518,728
Liabilities in Excess of Other Assets — (0.6)%		(323,864)
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (1.7)%		(919,337)
Preferred Shares, at Redemption Value — (54.2)%		(29,633,926)
Net Assets Applicable to Common Shares — 100.0%		$ 54,641,601
* The cost and unrealized appreciation (depreciation) of investments as of July 31,
2009, as computed for federal income tax purposes, were as follows:
Aggregate cost		$ 86,910,282
Gross unrealized appreciation		$ 1,202,849
Gross unrealized depreciation		(3,510,297)
Net unrealized depreciation		$ (2,307,448)
(a) When-issued security.
(b) US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as col-
lateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(d) Investments in companies considered to be an affiliate of the Fund, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
	Net
Affiliate	Activity	Income
CMA New York Municipal Money Fund	$218,482	$19,036
(e) Represents the current yield as of report date.

•	Financial Accounting Standards Board Statement of Financial Accounting Standards
No. 157, “Fair Value Measurements” clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical securities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indica-
tion of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of July 31, 2009 in determining the fair valuation of the Fund’s investments:
	Valuation	Investments in
	Inputs	Securities
Assets
	Level 1 — Short-Term Securities	$ 1,737,841
	Level 2 — Long-Term Investments[1]	83,780,887
	Level 3	—
	Total	$ 85,518,728
[1] See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

12 ANNUAL REPORT JULY 31, 2009

Schedule of Investments July 31, 2009 BlackRock MuniYield Arizona Fund, Inc. (MZA)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Arizona — 136.6%
Corporate — 1.5%
Yavapai County IDA, Arizona, RB, Waste Management Inc.
Project, Series A, AMT, 4.90%, 3/01/28	$ 1,000	$ 846,930
County/City/Special District/School District — 41.0%
City of Tucson Arizona, COP (AGC), 5.00%, 7/01/29	1,000	981,410
County of Pinal Arizona, COP:
5.00%, 12/01/26	1,250	1,175,312
5.00%, 12/01/29	1,250	1,156,687
Downtown Phoenix Hotel Corp., RB:
Senior, Series A (FGIC), 5.00%, 7/01/36	1,300	921,713
Sub-Series B (MBIA), 5.00%, 7/01/36	715	638,402
Gila County Unified School District No. 10-Payson,
Arizona, GO, School Improvement, Project of 2006,
Series A (AMBAC), 5.25%, 7/01/27 (a)	1,000	1,012,220
Gilbert Public Facilities Municipal Property Corp., Arizona,
RB, 5.50%, 7/01/27	2,000	2,083,700
Gladden Farms Community Facilities District, GO,
5.50%, 7/15/31	750	450,735
Greater Arizona Development Authority, RB, Santa Cruz
County Jail, Series 2, 5.25%, 8/01/31	1,000	998,710
Maricopa County Community College District, Arizona,
GO, Series C, 3.00%, 7/01/22	1,000	873,980
Maricopa County Elementary School District No. 3-
Tempe Elementary, Arizona, GO, Refunding (MBIA),
7.50%, 7/01/10	290	306,051
Maricopa County Unified School District, GO,
School Improvement:
No. 11 Peoria, Second Series (MBIA),
5.00%, 7/01/25	430	446,473
No. 89 Dysart, Project of 2006, Series C,
6.00%, 7/01/28	1,000	1,080,150
No. 090 Saddle Mountain, Series A, 5.00%, 7/01/14	50	51,626
Mohave County Unified School District No. 20 Kingman,
GO, School Improvement, Project 2006, Series C,
(AGC), 5.00%, 7/01/26	1,000	1,042,040
Phoenix Civic Improvement Corp., RB, Subordinate,
Civic Plaza Expansion Project, Series A (MBIA),
5.00%, 7/01/35	3,325	3,249,290
Queen Creek Improvement District No. 1, Special
Assessment, 5.00%, 1/01/32	2,000	1,622,140
Scottsdale Municipal Property Corp., Arizona, RB,
Water & Sewer Development Project, Series A,
5.00%, 7/01/24	1,500	1,627,920
Vistancia Community Facilities District, Arizona, GO:
6.75%, 7/15/22	1,275	1,281,018
5.75%, 7/15/24	750	683,978
Yuma County Library District, GO (Syncora),
5.00%, 7/01/26	1,465	1,471,593
		23,155,148
Education — 19.8%
Arizona State Board of Regents, RB, Series 2008-C:
6.00%, 7/01/25	970	1,105,286
6.00%, 7/01/26	350	396,161
6.00%, 7/01/27	425	477,356
6.00%, 7/01/28	300	332,973
Arizona Student Loan Acquisition Authority, Arizona,
Refunding, RB, Junior Sub-Series B-1, AMT,
6.15%, 5/01/29	3,285	3,098,576
Maricopa County IDA, Arizona, RB, Arizona Charter
Schools Project 1, Series A, 6.63%, 7/01/20	900	678,816

	Par
Municipal Bonds	(000)	Value
Arizona (continued)
Education (concluded)
Pima County IDA, RB, American Charter Schools
Foundation, Series A, 5.63%, 7/01/38	$ 500	$ 335,640
Pima County IDA, RB, Arizona Charter Schools Project:
Series C, 6.70%, 7/01/21	725	596,001
Series C, 6.75%, 7/01/31	985	737,410
Series O, 5.00%, 7/01/26	1,000	632,010
Pima County IDA, RB, Charter Schools, II, Series A,
6.75%, 7/01/21	575	474,783
University of Arizona, COP, University Arizona Projects
(AMBAC):
Series A, 5.13%, 6/01/29	905	912,448
Series B, 5.00%, 6/01/28	1,400	1,409,114
		11,186,574
Health — 21.5%
Arizona Health Facilities Authority, Arizona, RB:
Banner Health, Series D, 6.00%, 1/01/30	1,500	1,528,125
Banner Health, Series D, 5.50%, 1/01/38	1,000	973,330
Catholic Healthcare West, Series A, 6.63%, 7/01/20	1,435	1,515,561
Maricopa County IDA, Arizona, RB, Catholic Healthcare
West, Series A, 5.50%, 7/01/26	1,850	1,790,578
Maricopa County IDA, Arizona, Refunding, RB, Samaritan
Health Services, Series A (MBIA), 7.00%, 12/01/16 (b)	1,000	1,234,370
Mesa IDA, RB, Discovery Health System, Series A
(MBIA), 5.63%, 1/01/15 (c)	1,000	1,030,980
Scottsdale IDA, Arizona, Refunding RB, Scottsdale
Healthcare, Series A, 5.25%, 9/01/30	900	829,899
Tucson IDA, RB, Christian Care Project, Series A
(Radian), 6.13%, 7/01/24 (c)	1,000	1,055,880
University Medical Center Corp., Arizona, RB,
6.50%, 7/01/39	500	502,865
Yavapai County IDA, Arizona, RB, Yavapai Regional
Medical Center, Series A, 6.00%, 8/01/33	1,800	1,672,848
		12,134,436
Housing — 13.0%
Maricopa County & Phoenix Industrial Development
Authorities, RB, S/F (GNMA), AMT:
Series A-1, 5.75%, 5/01/40	1,130	1,159,719
Series A-2, 5.80%, 7/01/40	845	867,714
Maricopa County IDA, Arizona, RB, Series 3-B (GNMA),
AMT, 5.25%, 8/01/38	1,576	1,574,956
Phoenix & Pima County IDA, RB (GNMA), AMT:
Series 1A, 5.65%, 7/01/39	719	734,340
Series 2007-1, 5.25%, 8/01/38	1,496	1,530,777
Phoenix IDA, Arizona, RB, Series 2007-2 (GNMA), AMT,
5.50%, 8/01/38	1,465	1,500,620
		7,368,126
State — 17.8%
Arizona School Facilities Board, COP:
5.13%, 9/01/21	1,000	1,047,890
5.75%, 9/01/22	2,000	2,167,100
Arizona State Transportation Board, RB, Series B,
5.00%, 7/01/30	4,000	4,166,320
Arizona Tourism & Sports Authority, RB, Baseball Training
Facilities Project, 5.00%, 7/01/16	1,000	974,870
Greater Arizona Development Authority, Arizona, RB,
Series B (MBIA), 5.00%, 8/01/30	1,700	1,676,081
		10,032,261

See Notes to Financial Statements.

ANNUAL REPORT JULY 31, 2009 13

Schedule of Investments (continued) BlackRock MuniYield Arizona Fund, Inc. (MZA)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Arizona (concluded)
Transportation — 4.5%
Phoenix Civic Improvement Corp., RB, Senior Lien:
Series A, 5.00%, 7/01/33	$ 1,000	$ 976,770
Series B (MBIA), AMT, 5.75%, 7/01/17	1,000	1,024,020
Series B (MBIA), AMT, 5.25%, 7/01/32	600	537,456
		2,538,246
Utilities — 17.5%
Gilbert Water Resource Municipal Property Corp., RB,
Subordinate Lien (MBIA), 5.00%, 10/01/29	900	892,035
Phoenix Civic Improvement Corp., RB:
Junior Lien (MBIA), 5.50%, 7/01/20	2,500	2,672,875
Senior Lien, 5.50%, 7/01/22	2,000	2,212,000
Pinal County IDA, Arizona, RB, San Manuel Facilities
Project, AMT, 6.25%, 6/01/26	500	386,500
Salt River Project Agricultural Improvement & Power
District, RB:
Salt River Project, Series A, 5.00%, 1/01/35	1,500	1,504,830
Series A, 5.00%, 1/01/24	1,000	1,068,620
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	1,500	1,141,230
		9,878,090
Total Municipal Bonds in Arizona		77,139,811
Guam — 1.6%
Utilities — 1.6%
Guam Government Waterworks Authority, RB, Water,
5.88%, 7/01/35	1,000	878,070
Puerto Rico — 19.4%
State — 10.2%
Commonwealth of Puerto Rico, GO:
Public Improvement, Series A, 5.125%, 7/01/31	75	65,000
Series A, 6.00%, 7/01/38	800	768,192
Puerto Rico Public Buildings Authority, RB,
Government Facilities:
Series N, 5.50%, 7/01/27	1,000	912,750
Series I, 5.25%, 7/01/33	1,815	1,531,787
Series M-3 (MBIA), 6.00%, 7/01/28	900	889,920
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 6.38%, 8/01/39	1,500	1,555,545
		5,723,194
Transportation — 2.9%
Puerto Rico Highway & Transportation Authority, RB,
Series AA (MBIA), 5.50%, 7/01/18	900	919,026
Puerto Rico Highway & Transportation Authority,
Refunding RB, Series CC, 5.50%, 7/01/31	790	719,761
		1,638,787

	Par
Municipal Bonds	(000)	Value
Puerto Rico (concluded)
Utilities — 6.3%
Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien,
Series A (Radian), 6.00%, 7/01/44	$ 2,180	$ 2,102,828
Puerto Rico Electric Power Authority, RB:
Series TT, 5.00%, 7/01/37	550	471,939
Series WW, 5.38%, 7/01/24	1,000	990,350
		3,565,117
Total Municipal Bonds in Puerto Rico		10,927,098
Total Municipal Bonds — 157.6%		88,944,979
Municipal Bonds Transferred to
Tender Option Bond Trusts (d)
Arizona — 5.3%
Utilities — 5.3%
Phoenix Civic Improvement Corp., RB, Junior Lien,
Series A, 5.00%, 7/01/34	3,000	3,013,860
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 5.3%		3,013,860
Total Long-Term Investments
(Cost — $95,550,958) — 162.9%		91,958,839
Short-Term Securities	Shares
CMA Arizona Municipal Money Fund, 0.00% (e)(f)	4,187,171	4,187,171
Total Short-Term Securities
(Cost — $4,187,171) — 7.4%		4,187,171
Total Investments (Cost — $99,738,129*) — 170.3%		96,146,010
Other Assets Less Liabilities — 1.1%		608,474
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (2.7)%		(1,500,390)
Preferred Shares, at Redemption Value — (68.7)%		(38,805,113)
Net Assets Applicable to Common Shares — 100.0%		$ 56,448,981
* The cost and unrealized appreciation (depreciation) of investments as of July 31,
2009, as computed for federal income tax purposes, were as follows:
Aggregate cost		$ 98,267,814
Gross unrealized appreciation		$ 1,711,399
Gross unrealized depreciation		(5,333,203)
Net unrealized depreciation		$ (3,621,804)
(a) Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(b) Security is collateralized by Municipal or US Treasury Obligations.
(c) US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

See Notes to Financial Statements.

14 ANNUAL REPORT JULY 31, 2009

Schedule of Investments (concluded) BlackRock MuniYield Arizona Fund, Inc. (MZA)

(d) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as col-
lateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(e) Investments in companies considered to be an affiliate of the Fund, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
Net
	Affiliate	Activity	Income
	CMA Arizona Municipal Money Fund	$1,013,825	$16,706
(f) Represents the current yield as of report date.
•	Effective August 1, 2008, the Fund adopted Financial Accounting Standards Board
Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”
(“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
	•	Level 1 — price quotations in active markets/exchanges for identical securities
	•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
	•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of July 31, 2009 in determining the fair valuation of the Fund’s investments:
	Valuation		Investments in
	Inputs		Securities
Assets
	Level 1 — Short-Term Securities	$ 4,187,171
	Level 2 — Long-Term Investments[1]		91,958,839
	Level 3		—
	Total	$ 96,146,010
[1] See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

ANNUAL REPORT JULY 31, 2009 15

Schedule of Investments July 31, 2009 BlackRock MuniYield California Fund, Inc. (MYC)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
California — 109.4%
Corporate — 2.5%
California Pollution Control Financing Authority, Waste
Management Inc. Project, RB, AMT:
Series A-2, 5.40%, 4/01/25	$ 3,000	$ 2,752,890
Series C, 6.75%, 12/01/27	3,300	3,395,634
City of Chula Vista California, RB, San Diego Gas,
Series A, Remarketed, 5.88%, 2/15/34	975	988,357
		7,136,881
County/City/Special District/School District — 37.8%
Arcata Joint Powers Financing Authority, California, TAN,
Community Development Project Loan, Series A
(AMBAC), 6.00%, 8/01/23	2,520	2,481,142
Chino Basin Desalter Authority, Refunding RB, Series A
(AGC), 5.00%, 6/01/35	5,280	5,015,419
City of Long Beach California, RB, Series A (MBIA), AMT,
5.25%, 5/15/23	2,000	1,972,840
City of Los Angeles California, COP, Senior, Sonnenblick
Del Rio West Los Angeles (AMBAC), 6.20%, 11/01/31	2,000	2,031,580
Cucamonga County Water District, California, COP
(MBIA), 5.13%, 9/01/35	3,750	3,444,600
El Monte Union High School District, California, GO,
Election of 2002, Series C (FSA), 5.25%, 6/01/32	10,120	9,934,399
Fontana Unified School District, California, GO, Series A
(FSA), 5.25%, 8/01/28	7,000	7,101,290
Grant Joint Union High School District, California, GO,
Election of 2006, (FSA) 5.00%, 8/01/29	9,390	9,259,197
La Quinta Financing Authority, TAN, Series A (AMBAC),
5.13%, 9/01/34	5,020	4,281,006
Los Angeles County Metropolitan Transportation Authority,
RB, Proposition A First Tier Senior, Series A (AMBAC),
5.00%, 7/01/27	3,780	3,828,082
Los Angeles Unified School District, California, GO,
Series D, 5.00%, 7/01/27	2,375	2,372,102
Marin Community College District, GO, Election of 2004,
Series A (MBIA), 5.00%, 8/01/28	5,885	5,888,001
Modesto Irrigation District, COP, Series B, 5.50%, 7/01/35	3,300	3,250,533
Morgan Hill Unified School District, California, GO, CAB
(FGIC), 5.05%, 8/01/26 (a)(b)	7,570	3,396,735
Mount Diablo Unified School District, California, GO,
Election of 2002 (MBIA), 5.00%, 6/01/28	2,000	1,917,420
Murrieta Valley Unified School District Public Financing
Authority, Special Tax, Series A (AGC), 5.13%, 9/01/26	6,675	6,663,385
Orange County Sanitation District, COP (MBIA),
5.00%, 2/01/33	5,250	5,067,090
Pittsburg Redevelopment Agency, TAN, Refunding,
Subordinate, Los Medanos Community Project, Series A,
6.50%, 9/01/28	2,500	2,581,100
San Diego Regional Building Authority, California,
RB, County Operations Center & Annex, Series A,
5.38%, 2/01/36	3,200	3,201,184
San Francisco Bay Area Transit Financing Authority,
Refunding RB, Series A (MBIA), 5.00%, 7/01/34	5,430	5,293,816
San Jose Evergreen Community College District,
California, GO, CAB, Election of 2004, Series A
(MBIA), 5.12%, 9/01/23 (b)	10,005	4,374,686

	Par
Municipal Bonds	(000)	Value
California (continued)
County/City/Special District/School District (concluded)
San Jose Unified School District, Santa Clara County
California, GO, Election of 2002, Series B (MBIA),
5.00%, 8/01/29	$ 1,855	$ 1,822,333
San Juan Unified School District, California, GO, Election
of 2002 (MBIA), 5.00%, 8/01/28	5,000	4,951,600
Santa Cruz County Redevelopment Agency, California,
TAN, Live Oak, Soquel Community Improvement,
Series A:
6.63%, 9/01/29	1,000	1,018,690
7.00%, 9/01/36	500	508,630
Vacaville Unified School District, California, GO, Election
of 2001 (MBIA), 5.00%, 8/01/30	4,745	4,618,688
Ventura Unified School District, California, GO, 1997
Election, Series H (FSA), 5.13%, 8/01/34	1,000	971,860
Westminster Redevelopment Agency, California, TAN,
Subordinate, Commercial Redevelopment Project No. 1
(AGC), 6.25%, 11/01/39	1,250	1,298,250
		108,545,658
Education — 9.1%
California Educational Facilities Authority, RB:
California Institute of Technology, 5.00%, 11/01/39	2,200	2,222,704
University of Southern California, Series A,
5.00%, 10/01/39	1,250	1,252,650
California Infrastructure & Economic Development
Bank, RB, J David Gladstone Institute Project,
5.50%, 10/01/22	4,990	5,076,477
California State University, RB, Systemwide, Series A,
5.50%, 11/01/39	2,725	2,725,763
Oak Grove School District, California, GO, Election
of 2008, Series A, 5.50%, 8/01/33	4,000	4,058,400
University of California, RB:
Limited Project, Series D (MBIA), 5.00%, 5/15/32	2,500	2,449,850
Series L, 5.00%, 5/15/36	8,500	8,327,280
		26,113,124
Health — 14.4%
ABAG Finance Authority for Nonprofit Corps, RB,
Redwood Senior Homes & Services, 6.00%, 11/15/22	1,730	1,652,115
California Health Facilities Financing Authority,
California, RB, Catholic Healthcare West, Series A,
6.00%, 7/01/39	10,000	9,675,900
California Statewide Communities Development Authority,
COP, John Muir, Mount Diablo Health System (MBIA),
5.13%, 8/15/22	5,250	5,250,735
California Statewide Communities Development
Authority, RB:
Catholic Healthcare West, Series D, 5.50%, 7/01/31	5,000	4,572,100
Daughters of Charity Health, Series A,
5.25%, 7/01/30	3,665	2,868,522
Health Facilities, Memorial Health Services, Series A,
6.00%, 10/01/23	3,270	3,339,651
Health Facilities, Memorial Health Services, Series A,
5.50%, 10/01/33	3,000	2,887,290
Kaiser Permanente, Series A, 5.00%, 4/01/31	3,500	3,164,840
Kaiser, Series C, Remarketed, 5.25%, 8/01/31	6,975	6,517,998
City of Torrance California, RB, Torrance Memorial
Medical Center, Series A, 6.00%, 6/01/22	1,310	1,338,899
		41,268,050

See Notes to Financial Statements.

16 ANNUAL REPORT JULY 31, 2009

Schedule of Investments (continued) BlackRock MuniYield California Fund, Inc. (MYC)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
California (continued)
Housing — 1.3%
California Rural Home Mortgage Finance Authority,
California, RB:
Mortgage, Backed Securities Program, Series B
(GNMA), AMT, 6.15%, 6/01/20	$ 25	$ 25,470
Sub-Series FH-1, AMT, 5.50%, 8/01/47	415	226,992
Santa Clara County Housing Authority, California, RB,
John Burns Gardens Apartments Project, Series A, AMT,
6.00%, 8/01/41	3,500	3,537,765
		3,790,227
State — 8.9%
California State Public Works Board, RB:
Department Corrections, Series C, 5.50%, 6/01/23	5,000	4,969,950
Department Development Services, Porterville,
Series C, 6.25%, 4/01/34	1,100	1,116,610
Department Education, Riverside Campus Project,
Series B, 6.50%, 4/01/34	10,000	10,564,500
Regents University California, Series E,
5.00%, 4/01/34	3,540	3,379,992
State of California, GO:
5.50%, 4/01/30	5	5,016
Various Purpose, 6.50%, 4/01/33	5,000	5,405,600
		25,441,668
Transportation — 8.4%
City of San Jose California, RB, Series D (MBIA),
5.00%, 3/01/28	4,615	4,327,901
County of Orange California, RB, Series B,
5.75%, 7/01/34	3,000	3,048,810
Port of Oakland, RB (MBIA), AMT:
Series L, 5.38%, 11/01/27	11,615	10,575,458
Series K, 5.75%, 11/01/29	1,615	1,508,733
County of Sacremento California, RB, Senior, Series B,
5.75%, 7/01/39	900	873,099
San Francisco City & County Airports Commission,
Refunding RB, 2nd Series A-3, AMT, 6.75%, 5/01/19	3,475	3,642,148
		23,976,149
Utilities — 27.0%
Anaheim Public Financing Authority, California, RB,
Electric System Distribution Facilities, Series A (FSA),
5.00%, 10/01/31	9,000	8,892,450
California Infrastructure and Economic Development
Bank, RB, California, Independent System Operator,
Series A, 6.25%, 2/01/39	2,170	2,207,975
California State Department of Water Resources, RB,
Central Valley Project, Series AE, 5.00%, 12/01/28	6,000	6,220,740
California Statewide Communities Development
Authority, RB, Pooled Financing Program, Series C
(FSA), 5.25%, 10/01/28	2,380	2,409,107
Chino Basin Regional Financing Authority, California,
RB, Inland Empire Utility Agency, Series A (AMBAC),
5.00%, 11/01/33	2,015	1,943,508
City of Los Angeles California, Refunding RB,
Sub-Series A (MBIA), 5.00%, 6/01/27	4,500	4,494,420
Eastern Municipal Water District, California, COP,
Series H, 5.00%, 7/01/35	7,540	7,171,973
Los Angeles County Sanitation District Financing
Authority, California, RB, Capital Projects, District
No. 14 Sub-Series B (MBIA), 5.00%, 10/01/30	2,550	2,412,835
Los Angeles Department of Water & Power, RB, System,
Series A, 5.38%, 7/01/38	3,200	3,236,384

	Par
Municipal Bonds	(000)	Value
California (concluded)
Utilities (concluded)
Metropolitan Water District of Southern California,
Refunding RB, Series B, 5.00%, 7/01/35	$ 2,625	$ 2,637,075
Metropolitan Water District of Southern California, RB:
Authorization, Series C, 5.00%, 7/01/35	4,085	4,103,791
Series A, 5.00%, 7/01/32	1,240	1,256,120
Series A (FSA), 5.00%, 7/01/30	1,000	1,019,440
Oxnard Financing Authority, RB, Redwood Trunk Sewer
& Headworks, Series A (MBIA), 5.25%, 6/01/34	3,000	2,864,070
Sacramento Municipal Utility District, RB, Cosumnes
Project (MBIA), 5.13%, 7/01/29	18,500	17,970,900
Sacramento Regional County Sanitation District, RB,
County Sanitation District 1 (MBIA), 5.00%, 8/01/35	5,375	5,178,221
San Diego Public Facilities Financing Authority, RB,
Senior, Series A, 5.38%, 5/15/34	1,900	1,907,866
Stockton Public Financing Authority, California, RB,
Water System Capital Improvement Projects, Series A
(MBIA), 5.00%, 10/01/31	1,600	1,452,432
		77,379,307
Total Municipal Bonds in California		313,651,064
Puerto Rico — 1.8%
County/City/Special District/School District — 1.8%
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 6.50%, 8/01/44	5,000	5,235,750
Total Municipal Bonds in Puerto Rico		5,235,750
Total Municipal Bonds — 111.2%		318,886,814
Municipal Bonds Transferred to
Tender Option Bond Trusts (c)
California — 45.8%
County/City/Special District/School District — 14.8%
Contra Costa Community College District, California, GO,
Election 2002 (FSA), 5.00%, 8/01/30	10,210	10,053,481
Fremont Unified School District, Alameda County,
California, GO, Election 2002, Series B (FSA),
5.00%, 8/01/30	4,003	3,941,601
Los Angeles Community College District, California, GO,
Election 2003, Series E (FSA), 5.00%, 8/01/31	10,002	9,626,928
Peralta Community College District, California, GO,
Election 2000, Series D (FSA), 5.00%, 8/01/30	1,995	1,964,417
Sonoma County Junior College District, GO, Election
of 2002, Series B (FSA), 5.00%, 8/01/28	6,875	6,878,502
Santa Clara County Financing Authority, Refunding RB,
Lease Series L, 5.25%, 5/15/36	10,001	9,943,322
		42,408,251
Education — 11.2%
California State University, RB, Systemwide, Series A
(FSA), 5.00%, 11/01/39	4,840	4,635,994
San Diego Community College District, California, GO,
Election of 2002, 5.25%, 8/01/33	7,732	7,858,925
University of California, RB, Limited Project, Series B
(FSA), 5.00%, 5/15/33	8,490	8,315,785
University of California, RB, Series L, 5.00%, 5/15/40	11,597	11,207,183
		32,017,887

See Notes to Financial Statements.

ANNUAL REPORT JULY 31, 2009 17

Schedule of Investments (concluded) BlackRock MuniYield California Fund, Inc. (MYC)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (c)	(000)	Value
California (concluded)
Utilities — 16.3%
California Educational Facilities Authority, RB, University
Southern California, Series A, 5.25%, 10/01/39	$ 13,845	$ 14,270,595
Eastern Municipal Water District, California, COP,
Series H, 5.00%, 7/01/33	4,748	4,555,797
Metropolitan Water District of Southern California, RB,
Series A, 5.00%, 7/01/37	20,000	20,038,000
San Diego County Water Authority, COP, Series A (FSA),
5.00%, 5/01/31	5,010	4,957,195
University of California, RB, Series O, 5.75%, 5/15/34	2,805	3,013,243
		46,834,830
State — 1.4%
Los Angeles Community College District, California, GO,
2008 Election, Series A, 6.00%, 8/01/33	3,828	4,119,611
Transportation — 2.1%
San Francisco Bay Area Transit Financing Authority,
Refunding RB, Series A (MBIA), 5.00%, 7/01/30	6,000	5,976,600
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 45.8%		131,357,179
Total Long-Term Investments
(Cost — $464,058,450) — 157.0%		450,243,993
Short-Term Securities	Shares
CMA California Municipal Money
Fund, 0.04% (d)(e)	7,607,697	7,607,697
Total Short-Term Securities
(Cost — $7,607,697) — 2.6%		7,607,697
Total Investments (Cost — $471,666,147*) — 159.6%		457,851,690
Other Assets Less Liabilities — 3.3%		9,527,915
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (26.0)%		(74,606,088)
Preferred Shares, at Redemption Value — (36.9)%		(105,968,027)
Net Assets Applicable to Common Shares — 100.0%		$286,805,490
* The cost and unrealized appreciation (depreciation) of investments as of July 31,
2009, as computed for federal income tax purposes, were as follows:
Aggregate cost		$397,366,785
Gross unrealized appreciation		$ 3,626,189
Gross unrealized depreciation		(17,517,294)
Net unrealized depreciation		$ (13,891,105)
(a) Security is collateralized by Municipal or US Treasury Obligations.
(b) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(c) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as col-
lateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(d) Investments in companies considered to be an affiliate of the Fund, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
Net
	Affiliate	Activity	Income
	CMA California Municipal Money Fund	$(6,805,560)	$91,856
(e) Represents the current yield as of report date.
•	Effective August 1, 2008, the Fund adopted Financial Accounting Standards Board
Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”
(“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
	•	Level 1 — price quotations in active markets/exchanges for identical securities
	•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
	•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indica-
tion of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of July 31, 2009 in determining the fair valuation of the Fund’s investments:
	Valuation		Investments in
	Inputs		Securities
Assets
	Level 1 — Short-Term Securities		$ 7,607,697
	Level 2 — Long-Term Investments[1]		450,243,993
	Level 3		—
	Total		$ 457,851,690
[1] See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

18 ANNUAL REPORT JULY 31, 2009

Schedule of Investments July 31, 2009 BlackRock MuniYield Investment Fund (MYF)
(Percentages shown are based on Net Assets)

Municipal Bonds	(000)	Value
California — 11.2%
County/City/Special District/School District — 1.9%
San Diego Regional Building Authority, California, RB,
County Operations Center & Annex, Series A,
5.38%, 2/01/36	$ 3,310	$ 3,311,225
Health — 0.4%
California Health Facilities Financing Authority,
California, RB, Catholic Healthcare West, Series A,
6.00%, 7/01/39	710	686,989
State — 2.6%
California State Public Works Board, RB, Department
General Services, Buildings 8 & 9, Series A,
6.25%, 4/01/34	4,525	4,593,327
Transportation — 1.5%
San Francisco City & County Airports Commission,
Refunding RB, 2nd Series A-3, AMT, 6.75%, 5/01/19	2,500	2,620,250
Utilities — 4.8%
San Diego Public Facilities Financing Authority, RB,
Series B, 5.50%, 8/01/39	8,415	8,449,081
Total Municipal Bonds in California		19,660,872
District of Columbia — 1.2%
Utilities — 1.2%
District of Columbia Water & Sewer Authority, RB,
Series A, 5.25%, 10/01/29	2,000	2,067,480
Total Municipal Bonds in District of Columbia		2,067,480
Florida — 45.6%
Corporate — 2.0%
Hillsborough County IDA, RB, National Gypsum AMT:
Series A, 7.13%, 4/01/30	2,500	1,401,675
Series B, 7.13%, 4/01/30	3,750	2,102,512
		3,504,187
County/City/Special District/School District — 20.2%
City of Jacksonville Florida, Refunding & Improvement,
RB (MBIA), 5.25%, 10/01/32	2,315	2,311,736
City of Jacksonville Florida, RB, Series B (MBIA),
5.13%, 10/01/32	1,500	1,419,195
County of Hillsborough Florida, RB (AMBAC), 5.40%,
11/01/12 (a)	1,055	1,203,059
County of Lee Florida, RB (AMBAC), 5.25%, 10/01/23	1,125	1,132,493
County of Orange Florida, Refunding RB (AMBAC),
5.00%, 10/01/29	1,750	1,749,878
County of Osceola Florida, RB, Series A (MBIA),
5.50%, 10/01/27	1,760	1,779,184
County of Palm Beach Florida, RB (MBIA),
7.20%, 6/01/15	3,390	4,085,526
County of Sumter Florida, RB (AMBAC):
5.00%, 6/01/26	2,190	2,193,614
5.00%, 6/01/30	3,475	3,335,722
Jacksonville Economic Development Commission, RB,
Metropolitan Parking Solutions Project (ACA), AMT:
5.50%, 10/01/30	2,140	1,642,728
5.88%, 6/01/31	1,205	1,161,295
Santa Rosa County School Board, COP, Series 2
(MBIA), 5.25%, 2/01/26	1,180	1,202,750
Village Center Community Development District
Recreational Revenue, RB, Series A (MBIA):
5.38%, 11/01/34	1,995	1,685,615
5.13%, 11/01/36	1,000	805,740

	Par
Municipal Bonds	(000)	Value
Florida (continued)
County/City/Special District/School District (concluded)
Village Center Community Development District Utility
Revenue, RB (MBIA), 5.13%, 10/01/28	$ 5,040	$ 4,654,591
Volusia County School Board, COP, Master Lease
Program (FSA), 5.50%, 8/01/24	5,000	5,050,000
		35,413,126
Education — 1.9%
Broward County Educational Facilities Authority, RB,
Educational Facilities, Nova Southeastern (AGC),
5.00%, 4/01/31	2,625	2,514,277
Volusia County IDA, RB, Student Housing, Stetson
University Project, Series A (CIFG), 5.00%, 6/01/35	1,000	805,300
		3,319,577
Health — 4.3%
Martin County Health Facilities Authority, RB, Martin
Memorial Medical Center, Series A (a):
5.75%, 11/15/12	1,350	1,560,695
5.88%, 11/15/12	3,535	4,100,918
South Lake County Hospital District, RB, South Lake
Hospital Inc:
5.80%, 10/01/34	1,000	911,440
6.38%, 10/01/34	1,150	1,057,747
		7,630,800
Housing — 1.8%
Broward County HFA, RB, Series E (FNMA), AMT,
5.90%, 10/01/39	960	968,429
Duval County HFA, RB (GNMA), AMT, 5.40%, 10/01/21	645	640,685
Florida Housing Finance Corp., RB, Homeowner Mortgage,
Series 4 (FSA), AMT, 6.25%, 7/01/22	360	371,765
Lee County HFA, RB, Multi-County Program, Series A-1
(GNMA), AMT, 7.13%, 3/01/28	30	30,461
Manatee County HFA, Refunding RB, Single Family,
Subordinate Series 1 (GNMA), AMT, 6.25%, 11/01/28	100	101,869
Miami-Dade County HFA, Florida, RB, Home Ownership
Mortgage, Series A-1 (GNMA), AMT, 6.30%, 10/01/20	365	371,939
Pinellas County HFA, RB, Multi-County Program,
Series A-1 (GNMA), AMT:
6.30%, 9/01/20	240	244,562
6.35%, 9/01/25	350	356,762
		3,086,472
State — 3.2%
Florida Municipal Loan Council, RB (MBIA):
Series A-1, 5.13%, 7/01/34	1,580	1,460,220
Series B, 5.38%, 11/01/30	4,250	4,193,985
		5,654,205
Transportation — 9.8%
County of Broward Florida, RB, Series I (AMBAC), AMT,
5.75%, 10/01/18	2,870	2,894,079
County of Miami-Dade Florida, RB, Miami International
Airport, Series A (FSA), AMT:
6.00%, 10/01/29	3,275	3,267,074
5.25%, 10/01/41	1,800	1,554,048
5.50%, 10/01/41	3,800	3,411,906
County of Miami-Dade Florida, RB, Series A (FSA), AMT,
5.00%, 10/01/33	3,740	3,197,962
Hillsborough County Aviation Authority, Florida, RB,
Series C (AGC), AMT, 5.75%, 10/01/26	1,000	1,014,130
Orlando & Orange County Expressway Authority, RB,
Series B (AMBAC), 5.00%, 7/01/30	1,950	1,917,630
		17,256,829

See Notes to Financial Statements.

ANNUAL REPORT JULY 31, 2009 19

Schedule of Investments (continued) BlackRock MuniYield Investment Fund (MYF)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Florida (concluded)
Utilities — 2.4%
City of Miami Beach Florida, RB, Water And Sewer
Revenue (AMBAC), 5.75%, 9/01/25	$ 3,000	$ 3,068,640
City of Port Saint Lucie Florida, RB (MBIA),
5.25%, 9/01/25	1,215	1,220,855
		4,289,495
Total Municipal Bonds in Florida		80,154,691
Georgia — 6.0%
Transportation — 1.9%
City of Atlanta Georgia, RB, General, Subordinate Lien,
Series C (FSA), 5.00%, 1/01/33	3,270	3,243,121
Utilities — 4.1%
County of Fulton Georgia, RB (MBIA), 5.25%, 1/01/35	1,000	1,003,470
Municipal Electric Authority of Georgia, RB, General
Resolution Projects, Sub-Series D, 6.00%, 1/01/23	5,600	6,228,544
		7,232,014
Total Municipal Bonds in Georgia		10,475,135
Illinois — 3.0%
Health — 3.0%
Illinois Finance Authority, RB:
Northwestern Memorial Hospital, Series A,
6.00%, 8/15/39	4,160	4,299,235
Rush University Medical Center Obligation Group,
Series A, 7.25%, 11/01/30	850	905,845
Total Municipal Bonds in Illinois		5,205,080
Indiana — 2.7%
Utilities — 2.7%
Indiana Municipal Power Agency, Indiana, RB, Indiana
Muni Power Agency Series B, 6.00%, 1/01/39	4,525	4,699,439
Total Municipal Bonds in Indiana		4,699,439
Kansas — 1.8%
Health — 1.8%
Kansas Development Finance Authority, RB, Adventist
Health, 5.50%, 11/15/29	3,250	3,262,382
Total Municipal Bonds in Kansas		3,262,382
Kentucky — 3.6%
County/City/Special District/School District — 1.9%
Louisville & Jefferson County Metropolitan Government
Parking Authority, RB, Series A, 5.75%, 12/01/34	3,200	3,364,672
Health — 1.7%
Louisville, Jefferson County Metropolitan Government,
RB, Jewish Hospital Saint Marys Healthcare,
6.13%, 2/01/37	2,955	2,945,248
Total Municipal Bonds in Kentucky		6,309,920

	Par
Municipal Bonds	(000)	Value
Maine — 1.3%
Housing — 1.3%
Maine State Housing Authority, Maine, RB, Series C, AMT,
5.45%, 11/15/23	$ 2,285	$ 2,285,983
Total Municipal Bonds in Maine		2,285,983
Massachusetts — 2.6%
Education — 0.9%
Massachusetts Health & Educational Facilities Authority,
RB, Tufts University, 5.38%, 8/15/38	1,500	1,564,860
Housing — 1.1%
Massachusetts HFA, Massachusetts, RB, Housing,
Series F, AMT, 5.70%, 6/01/40	2,125	2,035,729
State — 0.6%
Massachusetts State College Building Authority, RB,
Series A, 5.50%, 5/01/39	1,000	1,025,710
Total Municipal Bonds in Massachusetts		4,626,299
Michigan — 2.0%
Health — 1.3%
Royal Oak Hospital Finance Authority, Michigan, RB,
William Beaumont Hospital, 8.25%, 9/01/39	1,970	2,222,298
State — 0.7%
Michigan State Building Authority, Refunding RB,
Facilities Program, Series I, 6.00%, 10/15/38	1,250	1,285,463
Total Municipal Bonds in Michigan		3,507,761
Nevada — 1.7%
County/City/Special District/School District — 1.7%
City of Las Vegas Nevada, GO, Limited Tax, Performing
Arts Center, 6.00%, 4/01/34	2,850	3,005,553
Total Municipal Bonds in Nevada		3,005,553
New Jersey — 1.6%
Transportation — 1.6%
New Jersey Transportation Trust Fund Authority,
New Jersey, RB, Transportation System, Series A,
5.88%, 12/15/38	2,670	2,828,598
Total Municipal Bonds in New Jersey		2,828,598
New York — 7.5%
County/City/Special District/School District — 1.4%
New York City Transitional Finance Authority, RB, Fiscal
2009, Series S-3, 5.25%, 1/15/39	2,500	2,496,200
State — 3.3%
New York State Dormitory Authority, RB, Education,
Series B, 5.25%, 3/15/38	5,700	5,798,724
Transportation — 1.8%
Triborough Bridge & Tunnel Authority, New York, RB,
Series A-2, 5.38%, 11/15/38	3,030	3,131,566

See Notes to Financial Statements.

20 ANNUAL REPORT JULY 31, 2009

Schedule of Investments (continued) BlackRock MuniYield Investment Fund (MYF)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York (concluded)
Utilities — 1.0%
Long Island Power Authority, RB, Series A,
5.50%, 4/01/24	$ 1,600	$ 1,693,312
Total Municipal Bonds in New York		13,119,802
Pennsylvania — 3.7%
Transportation — 3.1%
Pennsylvania Turnpike Commission, RB, Sub-Series B,
5.25%, 6/01/39	5,650	5,458,070
Utilities — 0.6%
Pennsylvania Economic Development Financing Authority,
RB, Pennsylvania, American Water Co. Project,
6.20%, 4/01/39	1,075	1,118,473
Total Municipal Bonds in Pennsylvania		6,576,543
Puerto Rico — 4.1%
Housing — 1.7%
Puerto Rico HFA, RB, Subordinate, Capital Fund
Modernization, 5.13%, 12/01/27	3,000	3,003,300
State — 2.4%
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 5.75%, 8/01/37	4,200	4,153,884
Total Municipal Bonds in Puerto Rico		7,157,184
Texas — 4.2%
County/City/Special District/School District — 1.1%
Conroe ISD, Texas, GO, School Building, Series A,
5.75%, 2/15/35	1,800	1,889,028
Health — 0.5%
Harris County Health Facilities Development Corp.,
Refunding RB, Memorial Hermann Healthcare System,
Series B, 7.25%, 12/01/35	800	864,056
Transportation — 1.7%
Houston Texas Airport Systems Revenue, ARB, Refunding,
Senior Lien, Series A, 5.50%, 7/01/39 (b)	1,170	1,147,220
North Texas Tollway Authority, Refunding RB, System,
First Tier, Series K-1 (AGC), 5.75%, 1/01/38	1,750	1,824,830
		2,972,050
Utilities — 0.9%
Lower Colorado River Authority, Refunding RB,
5.75%, 5/15/28	1,620	1,672,067
Total Municipal Bonds in Texas		7,397,201
Virginia — 1.1%
State — 1.1%
Virginia Public School Authority, Virginia, RB, School
Financing, 6.50%, 12/01/35	1,700	1,900,293
Total Municipal Bonds in Virginia		1,900,293
Total Municipal Bonds — 104.9%		184,240,216

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (c)	(000)	Value
California — 9.5%
County/City/Special District/School District — 5.2%
Los Angeles Community College District, California, GO,
2008 Election, Series A, 6.00%, 8/01/33	$ 7,697	$ 8,282,247
Los Angeles Unified School District, California, GO,
Series I, 5.00%, 1/01/34	790	760,857
		9,043,104
Utilities — 4.3%
California Educational Facilities Authority, RB, University
Southern California, Series A, 5.25%, 10/01/39	4,200	4,329,108
University of California, RB, Series O, 5.75%, 5/15/34	3,000	3,222,720
		7,551,828
Municipal Bonds Transferred to
Tender Option Bond Trusts in California		16,594,932
District of Columbia — 3.8%
County/City/Special District/School District — 1.7%
District of Columbia, RB, Series A, 5.50%, 12/01/30	2,805	3,015,375
Utilities — 2.1%
District of Columbia Water & Sewer Authority, RB,
Series A, 5.50%, 10/01/39	3,507	3,648,104
Municipal Bonds Transferred to Tender Option
Bond Trusts in District of Columbia		6,663,479
Florida — 19.0%
County/City/Special District/School District — 4.1%
City of Jacksonville, Florida, RB, Better Jacksonville
(MBIA), 5.00%, 10/01/27	2,700	2,730,159
Polk County School Board, COP, Master Lease, Series A
(FSA), 5.50%, 1/01/25	4,380	4,474,039
		7,204,198
Health — 9.6%
Miami-Dade County, Florida, Health Facilities Authority,
Hospital Revenue Refunding Bonds (Miami Children’s
Hospital), Series A (AMBAC), 5.63%, 8/15/17	6,600	7,267,986
South Broward Hospital District, Florida, RB, Hospital
(MBIA), 5.63%, 5/01/12	8,500	9,559,440
		16,827,426
Housing — 2.1%
Lee County HFA, RB, Multi-County Program, Series A-2
(GNMA), AMT, 6.00%, 9/01/40	2,400	2,580,048
Manatee County HFA, RB, Series A (GNMA), AMT,
5.90%, 9/01/40	1,141	1,148,100
		3,728,148
Transportation — 2.0%
Hillsborough County Aviation Authority, Florida, RB,
Series A (AGC), AMT, 5.50%, 10/01/38	3,869	3,505,218
Utilities — 1.2%
Jacksonville Electric Authority, RB, Issue Three,
Series Two, River Power Park, 5.00%, 10/01/37	2,100	2,014,152
Municipal Bonds Transferred to
Tender Option Bond Trusts in Florida		33,279,142

See Notes to Financial Statements.

ANNUAL REPORT JULY 31, 2009 21

Schedule of Investments (continued) BlackRock MuniYield Investment Fund (MYF)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (c)	(000)	Value
Illinois — 4.4%
Education — 3.4%
Illinois Finance Authority, RB, University of Chicago,
Series B, 6.25%, 7/01/38	$ 5,300	$ 5,843,833
Transportation — 1.0%
Illinois State Toll Highway Authority, RB, Series B,
5.50%, 1/01/33	1,750	1,829,916
Municipal Bonds Transferred to
Tender Option Bond Trusts in Illinois		7,673,749
Nevada — 6.4%
County/City/Special District/School District — 6.4%
Clark County Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	5,000	5,330,000
Series B, 5.50%, 7/01/29	5,668	5,987,374
Municipal Bonds Transferred to
Tender Option Bond Trusts in Nevada		11,317,374
New Hampshire 1.3%
Education — 1.3%
New Hampshire Health & Education Facilities Authority,
RB, Dartmouth College, 5.25%, 6/01/39	2,159	2,249,727
Municipal Bonds Transferred to
Tender Option Bond Trusts in New Hampshire		2,249,727
New York — 1.5%
Utilities — 1.5%
New York City Municipal Water Finance Authority, RB,
Series FF-2, 5.50%, 6/15/40	2,504	2,631,684
Municipal Bonds Transferred to
Tender Option Bond Trusts in New York		2,631,684
South Carolina — 1.9%
Utilities — 1.9%
South Carolina State Public Service Authority, RB,
Santee Cooper Series A, 5.50%, 1/01/38	3,240	3,407,573
Municipal Bonds Transferred to
Tender Option Bond Trusts in South Carolina		3,407,573
Texas — 5.4%
Health — 3.1%
Harris County Cultural Education Facilities Finance
Corp., RB, Texas Children’s Hospital Project,
5.50%, 10/01/39	5,400	5,391,630
Utilities — 2.3%
City of San Antonio, Texas, Refunding RB, Series A,
5.25%, 2/01/31	3,989	4,103,327
Municipal Bonds Transferred to
Tender Option Bond Trusts in Texas		9,494,957

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (c)	(000)	Value
Virginia — 1.0%
Health — 1.0%
Fairfax County IDA, Virginia, RB, Health Care, Inova
Health System, Series A, 5.50%, 5/15/35	$ 1,749	$ 1,779,087
Municipal Bonds Transferred to
Tender Option Bond Trusts in Virginia		1,779,087
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 54.2%		95,091,704
Total Long-Term Investments
(Cost — $277,685,993) — 159.1%		279,331,920
Short-Term Securities
Pennsylvania — 1.1%
City of Philadelphia Pennsylvania, GO, Multi-Mode, VRDN,
Refunding, Series B (FSA), 2.50%, 8/07/09 (d)	2,000	2,000,000
	Shares
Money Market Funds— 0.8%
FFI Institutional Tax-Exempt Fund, 0.42% (e)(f)	1,400,051	1,400,051
Total Short-Term Securities
(Cost — $3,400,051) — 1.9%		3,400,051
Total Investments (Cost — $281,086,044*) — 161.0%		282,731,971
Other Assets Less Liabilities — 1.9%		3,229,959
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (29.0)%		(50,872,385)
Preferred Shares, at Redemption Value — (33.9)%		(59,479,742)
Net Assets Applicable to Common Shares — 100.0%		$175,609,803
* The cost and unrealized appreciation (depreciation) of investments as of July 31,
2009, as computed for federal income tax purposes, were as follows:
Aggregate cost		$230,813,758
Gross unrealized appreciation		$ 8,907,018
Gross unrealized depreciation		(7,786,385)
Net unrealized appreciation		$ 1,120,633
(a) US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b) When-issued security.
(c) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as col-
lateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(d) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
(e) Investments in companies considered to be an affiliate of the Fund, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
	Net
Affiliate	Activity	Income
CMA Florida Municipal Money Fund	$(7,485,416)	$31,934
FFI Institutional Tax-Exempt Fund	$(1,400,051)	$13,750
(f) Represents the current yield as of report date.

See Notes to Financial Statements.

22 ANNUAL REPORT JULY 31, 2009

Schedule of Investments (concluded) BlackRock MuniYield Investment Fund (MYF)

•	Effective August 1, 2008, the Fund adopted Financial Accounting Standards Board
Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”
(“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
	•	Level 1 — price quotations in active markets/exchanges for identical securities
	•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
	•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indica-
tion of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of July 31, 2009 in determining the fair valuation of the Fund’s investments:
	Valuation	Investments in
	Inputs	Securities
Assets
	Level 1 — Short-Term Securities	$ 1,400,051
Level 2
	Long-Term Investments[1]	279,331,920
	Short-Term Securities	2,000,000
	Total Level 2	281,331,920
	Level 3	—
	Total	$ 282,731,971
[1] See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

ANNUAL REPORT JULY 31, 2009 23

Schedule of Investments July 31, 2009 BlackRock MuniYield New Jersey Fund, Inc. (MYJ)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New Jersey — 137.4%
Corporate — 1.6%
Gloucester County Improvement Authority, Refunding RB,
Waste Management Inc. Project:
Series A, 6.85%, 12/01/29	$ 2,000	$ 2,019,600
Series B, AMT, 7.00%, 12/01/29	1,180	1,190,950
		3,210,550
County/City/Special District/School District — 24.1%
Burlington County Bridge Commission, RB, Governmental
Leasing Program, 5.25%, 8/15/12 (a)	1,000	1,129,460
City of Perth Amboy New Jersey, GO, CAB (FSA) (b):
5.39%, 7/01/33	1,575	1,311,298
5.38%, 7/01/34	1,925	1,591,186
County of Hudson New Jersey, COP, Refunding (MBIA),
6.25%, 12/01/16	1,500	1,669,440
Essex County Improvement Authority, Refunding RB,
County Guaranteed, Project Consolidation (MBIA),
5.50%, 10/01/29	5,085	5,432,102
Hudson County Improvement Authority, RB, County,
Guaranteed, Harrison Parking Facilities Project,
Series C (AGC), 5.38%, 1/01/44	4,800	4,918,080
Hudson County Improvement Authority, Refunding
RB, Hudson County Lease Project (MBIA),
5.38%, 10/01/24	4,500	4,530,240
Jackson Township School District, New Jersey, GO
(FGIC), 5.00%, 4/15/12 (a)	6,840	7,585,901
Middlesex County Improvement Authority, RB, Senior,
Heldrich Center Hotel, Series A, 5.00%, 1/01/20	655	386,692
Middlesex County Improvement Authority, Refunding
RB, County Guaranteed, Golf Course Projects,
5.25%, 6/01/22	1,455	1,568,592
Monmouth County Improvement Authority, RB,
Governmental Loan (AMBAC):
5.00%, 12/01/11 (a)	2,085	2,289,205
5.00%, 12/01/15	1,215	1,258,473
5.00%, 12/01/16	1,280	1,315,648
Morristown Parking Authority, RB, Guaranteed (MBIA),
4.50%, 8/01/37	585	548,712
Newark Housing Authority, Refunding RB, Additional,
Newark Redevelopment Project (MBIA),
4.38%, 1/01/37	3,225	2,761,310
Salem County Improvement Authority, RB, Finlaw State
Office Building (FSA):
5.38%, 8/15/28	500	528,190
5.25%, 8/15/38	500	511,835
South Jersey Port Corp., Refunding RB:
4.75%, 1/01/18	4,280	4,436,776
4.85%, 1/01/19	2,485	2,567,800
5.00%, 1/01/20	2,000	2,065,800
		48,406,740
Education — 15.5%
New Jersey Educational Facilities Authority, RB:
Georgian Court College Project, Series C,
6.50%, 7/01/13 (a)	2,000	2,391,620
Montclair State University, Series J, 5.25%, 7/01/38	1,140	1,110,178
Montclair State University, Series L (MBIA),
5.00%, 7/01/14 (a)	5,305	6,092,209
Rider University, (Radian), 5.00%, 7/01/17	1,000	988,390
Rider University, Series A (Radian), 5.50%, 7/01/23	1,255	1,252,515
Rider University, Series A (Radian), 5.25%, 7/01/34	1,450	1,250,030
Rider University, Series C (Radian), 5.00%, 7/01/37	1,750	1,466,727

	Par
Municipal Bonds	(000)	Value
New Jersey (continued)
Education (concluded)
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (FSA),
5.00%, 7/01/35	$ 6,115	$ 6,229,289
Georgian Court University, Series D, 5.25%, 7/01/37	1,000	875,780
Ramapo College, Series I (AMBAC), 4.25%, 7/01/31	750	644,422
Ramapo College, Series I (AMBAC), 4.25%, 7/01/36	810	665,763
Rowan University, Series B (AGC), 5.00%, 7/01/24	1,800	1,940,832
University Medical & Dentistry, Series B,
7.13%, 12/01/23	1,300	1,377,571
University Medical & Dentistry, Series B,
7.50%, 12/01/32	1,625	1,717,316
New Jersey State Higher Education Assistance Authority,
RB, Series A (AMBAC), AMT, 5.30%, 6/01/17	3,170	3,182,553
		31,185,195
Health — 19.9%
New Jersey EDA, RB, CAB, Saint Barnabas, Series A
(MBIA), 6.25%, 7/01/24 (c)	3,850	1,270,885
New Jersey EDA, RB, Masonic Charity Foundation NJ:
5.25%, 6/01/24	1,425	1,435,559
5.25%, 6/01/32	685	644,188
New Jersey EDA, Refunding RB First Mortgage,
Winchester, Series A:
5.75%, 11/01/24	2,500	2,297,350
5.80%, 11/01/31	2,000	1,765,820
New Jersey Health Care Facilities Financing Authority, RB,
CAB, Saint Barnabas Health, Series B (c):
5.90%, 7/01/30	2,000	330,160
5.69%, 7/01/36	500	45,925
5.18%, 7/01/37	13,250	1,110,747
New Jersey Health Care Facilities Financing Authority, RB:
Atlantic City Medical Center, 5.75%, 7/01/12 (a)	1,060	1,192,288
Atlantic City Medical Center, 6.25%, 7/01/12 (a)	500	569,525
Atlantic City Medical Center, 6.25%, 7/01/17	520	547,789
Atlantic City Medical Center, 5.75%, 7/01/25	520	526,079
Capital Health System Obligation Group, Series A,
5.75%, 7/01/13 (a)	1,650	1,899,430
Childrens Specialized Hospital, Series A,
5.50%, 7/01/36	1,540	1,239,700
Health System, Catholic Health East, Series A,
5.38%, 11/15/12 (a)	1,100	1,247,070
Hospital Asset Transformation Program, Series A,
5.25%, 10/01/38	1,000	1,002,090
Hunterdon Medical Center, Series A,
5.13%, 7/01/35	1,950	1,713,075
Meridian Health, Series I (AGC), 5.00%, 7/01/38	1,000	986,410
Meridian Health System Obligation Group (FSA),
5.25%, 7/01/19	1,500	1,506,720
Meridian Health System Obligation Group (FSA),
5.38%, 7/01/24	2,250	2,255,175
Meridian Health System Obligation Group (FSA),
5.25%, 7/01/29	2,195	2,131,564
Pascack Valley Hospital Association,
6.63%, 7/01/36 (d)(e)	1,845	47,232
Robert Wood University (AMBAC), 5.70%, 7/01/20	4,000	4,030,280
Saint Barnabas Health Care System, Series A,
5.00%, 7/01/29	4,155	3,235,706
Somerset Medical Center, 5.50%, 7/01/33	1,875	1,025,119
South Jersey Hospital, 5.00%, 7/01/36	385	338,061
South Jersey Hospital, 5.00%, 7/01/46	1,650	1,394,217
Southern Ocean County Hospital (Radian),
5.13%, 7/01/31	2,000	1,642,620
Virtua Health (AGC), 5.50%, 7/01/38	2,500	2,496,275
		39,927,059

See Notes to Financial Statements.

24 ANNUAL REPORT JULY 31, 2009

Schedule of Investments (continued) BlackRock MuniYield New Jersey Fund, Inc. (MYJ)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New Jersey (continued)
Housing — 15.0%
New Jersey State Housing & Mortgage Finance
Agency, RB:
Capital Fund Program, Series A (FSA),
4.70%, 11/01/25	$ 6,950	$ 6,871,743
Home Buyer, Series CC (MBIA), AMT,
5.80%, 10/01/20	4,515	4,670,181
Home Buyer, Series U (MBIA), AMT,
5.60%, 10/01/12	2,515	2,521,187
S/F Housing, Series T, AMT, 4.65%, 10/01/32	4,945	4,304,969
S/F Housing, Series U, AMT, 4.95%, 10/01/32	700	647,276
S/F Housing, Series X, AMT, 4.85%, 4/01/16	3,605	3,710,014
Series A (FGIC), AMT, 4.90%, 11/01/35	1,365	1,215,928
Series AA, 6.50%, 10/01/38	2,160	2,297,700
Newark Housing Authority, RB, South Ward Police
Facility (AGC):
5.75%, 12/01/30	1,115	1,125,280
6.75%, 12/01/38	2,670	2,851,961
		30,216,239
State — 36.5%
Garden State Preservation Trust, RB (FSA):
2005 Series A, 5.80%, 11/01/22	4,300	4,876,071
CAB, Series B, 5.12%, 11/01/23 (c)	6,860	3,535,575
CAB, Series B, 5.25%, 11/01/28 (c)	4,540	1,693,148
New Jersey EDA, RB, Cigarette Tax (Radian):
5.75%, 6/15/29	1,895	1,576,450
5.50%, 6/15/31	370	295,027
5.75%, 6/15/34	755	608,417
New Jersey EDA, RB, Department of Human Services,
Pooled, 5.00%, 7/01/12	220	240,702
New Jersey EDA, RB, Motor Vehicle Surcharge Revenue,
Series A (MBIA), 5.25%, 7/01/33	14,000	13,609,260
New Jersey EDA, Refunding, RB, School Facilities
Construction, Series AA, 5.50%, 12/15/29	3,300	3,482,391
New Jersey EDA, RB, School Facilities Construction:
Series L (FSA), 5.00%, 3/01/30	5,800	5,907,126
Series O, 5.25%, 3/01/23	2,400	2,498,712
Series P, 5.00%, 9/01/15	3,000	3,347,190
Series P, 5.25%, 9/01/16	3,115	3,465,375
Series Z (AGC), 5.50%, 12/15/34	3,665	3,843,339
Series Z (AGC), 6.00%, 12/15/34	3,600	3,923,604
New Jersey State Transit Corp., COP, Subordinate,
Federal Transit Administration Grants, Series B,
5.75%, 9/15/14	3,620	3,864,857
New Jersey Transportation Trust Fund Authority,
New Jersey, RB, Transportation System:
CAB, Series C (AMBAC), 6.05%, 12/15/35 (c)	4,140	713,405
Series A, 5.50%, 12/15/21	3,525	3,843,484
Series A, 6.00%, 12/15/38	2,900	3,099,027
Series A (AGC), 5.63%, 12/15/28	1,250	1,330,913
Series B (MBIA), 5.50%, 12/15/21	5,865	6,394,903
State of New Jersey, COP, Equipment Lease Purchase,
Series A, 5.25%, 6/15/28	1,100	1,104,136
		73,253,112
Tobacco — 1.6%
Tobacco Settlement Financing Corp., New Jersey, RB:
7.00%, 6/01/13 (a)	500	606,640
CAB, Series 1-B, 5.65%, 6/01/41 (c)	5,100	221,493
Series 1-A, 4.50%, 6/01/23	2,720	2,324,594
		3,152,727

	Par
Municipal Bonds	(000)	Value
New Jersey (concluded)
Transportation — 15.0%
Delaware River Port Authority Pennsylvania & New Jersey,
RB (FSA), 6.00%, 1/01/19	$ 7,860	$ 7,925,081
New Jersey State Turnpike Authority, RB:
Growth & Income Securities, Series B (AMBAC),
6.05%, 1/01/35 (b)	4,870	3,495,199
Series E, 5.25%, 1/01/40	5,475	5,486,826
New Jersey Transportation Trust Fund Authority,
New Jersey, RB, Transportation System, Series A:
5.88%, 12/15/38	3,050	3,231,170
(AGC), 5.50%, 12/15/38	1,000	1,046,130
Port Authority of New York & New Jersey, RB,
Consolidated:
Ninety, Third Series, 6.13%, 6/01/94	5,000	5,446,550
One Hundred Fifty, Second Series, AMT,
5.75%, 11/01/30	3,300	3,410,286
		30,041,242
Utilities — 8.2%
New Jersey EDA, RB:
NJ American Water Co. Inc. Project, Series A (FGIC),
AMT, 6.88%, 11/01/34	6,670	6,671,134
Series A, New Jersey, American Water (AMBAC), AMT,
5.25%, 11/01/32	1,000	860,670
United Water NJ Inc., Series B, Remarketed
(AMBAC), 4.50%, 11/01/25	4,500	4,595,310
Rahway Valley Sewerage Authority, RB, CAB, Series A
(MBIA), 4.87%, 9/01/31 (c)	6,000	1,643,040
Union County Utilities Authority, RB, Senior Lease, Ogden
Martin, Series A (AMBAC), AMT:
5.38%, 6/01/17	1,585	1,576,283
5.38%, 6/01/18	1,175	1,146,624
		16,493,061
Total Municipal Bonds in New Jersey		275,885,925
Puerto Rico — 6.6%
Education — 1.0%
Puerto Rico Industrial Tourist Educational Medical
& Environmental Control Facilities Financing Authority,
RB, University Plaza Project, Series A (MBIA),
5.00%, 7/01/33	2,445	2,095,047
Housing — 1.0%
Puerto Rico HFA, RB, Subordinate, Capital Fund
Modernization, 5.13%, 12/01/27	2,025	2,027,228
State — 3.0%
Puerto Rico Sales Tax Financing Corp. RB, First
Sub-Series A, 5.75%, 8/01/37	6,000	5,934,120
Transportation — 1.6%
Puerto Rico Highway & Transportation Authority,
Refunding, RB, Series CC (AGC), 5.50%, 7/01/31	3,000	3,136,830
Total Municipal Bonds in Puerto Rico		13,193,225
U.S. Virgin Islands — 2.6%
Corporate — 2.6%
United States Virgin Islands, RB, Senior Secured,
Hovensa Coker Project, AMT, 6.50%, 7/01/21	3,500	3,459,820
Virgin Islands Public Finance Authority, RB, Senior
Secured, Hovensa Refinery, AMT, 5.88%, 7/01/22	1,900	1,775,113
Total Municipal Bonds in the U.S. Virgin Islands		5,234,933
Total Municipal Bonds — 146.6%		294,314,083

See Notes to Financial Statements.

ANNUAL REPORT JULY 31, 2009 25

Schedule of Investments (concluded) BlackRock MuniYield New Jersey Fund, Inc. (MYJ)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (f)	(000)	Value
State — 3.2%
Garden State Preservation Trust, RB, 2005 Series A
(FSA), 5.75%, 11/01/28	$ 5,460	$ 6,465,186
Transportation — 1.9%
Port Authority of New York & New Jersey, Refunding,
RB, Consolidated One Hundred Fifty Second, AMT,
5.25%, 11/01/35	3,764	3,684,598
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 5.1%		10,149,784
Total Long-Term Investments
(Cost — $308,757,672) — 151.7%		304,463,867
Short-Term Securities	Shares
CMA New Jersey Municipal Money Fund,
0.07% (g)(h)	3,181,516	3,181,516
Total Short-Term Securities
(Cost — $3,181,516) — 1.6%		3,181,516
Total Investments (Cost — $311,939,188*) — 153.3%		307,645,383
Other Assets Less Liabilities — 0.9%		1,925,911
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (3.3)%		(6,620,872)
Preferred Shares, at Redemption Value — (50.9)%		(102,210,594)
Net Assets Applicable to Common Shares — 100.0%		$200,739,828
* The cost and unrealized appreciation (depreciation) of investments as of July 31,
2009, as computed for federal income tax purposes, were as follows:
Aggregate cost		$305,093,140
Gross unrealized appreciation		$ 10,755,374
Gross unrealized depreciation		(14,806,832)
Net unrealized depreciation		$ (4,051,458)
(a) US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b) Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(c) Represents a zero-coupon bond. Rate shown reflects current yield as of report date.
(d) Issuer filed for bankruptcy and/or is in default of interest payments.
(e) Non-income producing security.
(f) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as col-
lateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(g) Investments in companies considered to be an affiliate of the Fund, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
	Net
Affiliate	Activity	Income
CMA New Jersey Municipal Money Fund	$(1,257,255)	$45,578
(h) Represents the current yield as of report date.

•	Financial Accounting Standards Board Statement of Financial Accounting Standards
No. 157, “Fair Value Measurements” clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical securities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indica-
tion of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of July 31, 2009 in determining the fair valuation of the Fund’s investments:
	Valuation	Investments in
	Inputs	Securities
Assets
	Level 1 — Short-Term Securities	$ 3,181,516
	Level 2 — Long-Term Investments[1]	304,463,867
	Level 3	—
	Total	$ 307,645,383
[1] See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

26 ANNUAL REPORT JULY 31, 2009

Statements of Assets and Liabilities

BlackRock
	Muni New York	BlackRock	BlackRock		BlackRock
	Intermediate	MuniYield	MuniYield	BlackRock	MuniYield
	Duration	Arizona	California	MuniYield	New Jersey
	Fund, Inc.	Fund, Inc.	Fund, Inc.	Investment Fund	Fund, Inc.
July 31, 2009	(MNE)	(MZA)	(MYC)	(MYF)	(MYJ)
Assets
Investments at value — unaffiliated[1]	$ 83,780,887	$ 91,958,839	$ 450,243,993	$ 281,331,920	$ 304,463,867
Investments at value — affiliated[2]	1,737,841	4,187,171	7,607,697	1,400,051	3,181,516
Cash	9,526	34,317	86,521	202,857	48,718
Interest receivable	943,074	755,828	6,711,278	3,971,317	2,992,838
Investments sold receivable	—	173,930	4,937,904	1,144,275	48,211
Prepaid expenses	13,323	20,276	39,833	27,338	28,541
Total assets	86,484,651	97,130,361	469,627,226	288,077,758	310,763,691
Liabilities
Investments purchased payable	1,000,000	—	530,326	1,141,429	—
Income dividends payable — Common Shares	233,457	304,941	1,437,430	786,365	1,001,329
Investment advisory fees payable	34,290	42,042	206,562	127,560	137,716
Interest expense and fees payable	3,443	390	230,078	74,805	17,171
Other affiliates payable	555	640	2,765	1,782	2,087
Officer’s and Directors’ fees payable	87	89	461	389	444
Other accrued expenses payable	21,398	28,165	70,077	58,303	50,821
Total accrued liabilities	1,293,230	376,267	2,477,699	2,190,633	1,209,568
Other Liabilities
Trust certificates[3]	915,894	1,500,000	74,376,010	50,797,580	6,603,701
Total Liabilities	2,209,124	1,876,267	76,853,709	52,988,213	7,813,269
Preferred Shares at Redemption Value
$25,000 per share liquidation preference, plus unpaid dividends[4,5]	29,633,926	38,805,113	105,968,027	59,479,742	102,210,594
Net Assets Applicable to Common Shareholders	$ 54,641,601	$ 56,448,981	$ 286,805,490	$ 175,609,803	$ 200,739,828
Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[6,7]	$ 59,630,112	$ 60,445,940	$ 301,598,405	$ 188,893,413	$ 204,494,347
Undistributed net investment income	499,055	618,220	3,354,000	1,887,727	3,064,620
Accumulated net realized loss	(3,073,355)	(1,023,060)	(4,332,458)	(16,817,264)	(2,525,334)
Net unrealized appreciation/depreciation	(2,414,211)	(3,592,119)	(13,814,457)	1,645,927	(4,293,805)
Net Assets Applicable to Common Shareholders	$ 54,641,601	$ 56,448,981	$ 286,805,490	$ 175,609,803	$ 200,739,828
Net asset value per Common Share	$ 12.99	$ 12.40	$ 13.47	$ 12.95	$ 14.13
[1] Investments at cost — unaffiliated	$ 86,195,098	$ 95,550,958	$ 464,058,450	$ 279,685,993	$ 308,757,672
[2] Investments at cost — affiliated	$ 1,737,841	$ 4,187,171	$ 7,607,697	$ 1,400,051	$ 3,181,516
[3] Represents short-term floating rate certificates issued by tender option bond trusts.
[4] Preferred Shares outstanding:
Par value $0.05 per share	—	—	—	2,379	3,349
Par value $0.10 per share	1,185	1,552	4,238	—	739
[5] Preferred Shares authorized	1,240	1,612	7,000	1 million	4,760
[6] Common Shares outstanding, $0.10 par value	4,206,439	4,551,352	21,295,255	13,558,024	14,203,242
[7] Common Shares authorized	200 million	200 million	200 million	unlimited	200 million

See Notes to Financial Statements.

ANNUAL REPORT JULY 31, 2009 27

Statements of Operations
BlackRock
	Muni New York	BlackRock	BlackRock		BlackRock
	Intermediate	MuniYield	MuniYield	BlackRock	MuniYield
	Duration	Arizona	California	MuniYield	New Jersey
	Fund, Inc.	Fund, Inc.	Fund, Inc.	Investment Fund	Fund, Inc.
Year Ended July 31, 2009	(MNE)	(MZA)	(MYC)	(MYF)	(MYJ)
Investment Income
Interest	$ 4,261,253	$ 5,067,757	$ 23,390,797	$ 15,176,230	$ 16,004,357
Income — affiliated	19,036	16,706	91,856	45,684	45,578
Total income	4,280,289	5,084,463	23,482,653	15,221,914	16,049,935
Expenses
Investment advisory	459,757	473,849	2,332,558	1,408,638	1,532,026
Commissions for Preferred Shares	57,153	77,044	239,025	170,922	197,678
Professional	47,511	58,264	99,335	84,545	69,408
Transfer agent	21,967	33,770	52,042	44,334	42,075
Accounting services	19,023	32,528	139,441	74,464	72,832
Printing	9,801	9,806	41,709	26,913	29,295
Registration	9,018	1,802	9,166	9,583	9,166
Custodian	7,013	8,112	22,052	18,007	19,280
Officer and Directors	6,965	7,081	36,225	22,714	25,570
Miscellaneous	40,139	42,556	53,815	60,078	43,773
Total expenses excluding interest expense and fees	678,347	744,812	3,025,368	1,920,198	2,041,103
Interest expense and fees[1]	21,102	29,974	1,068,779	371,937	175,400
Total expenses	699,449	774,786	4,094,147	2,292,135	2,216,503
Less fees waived by advisor	(97,600)	(20,372)	(49,215)	(33,111)	(20,530)
Total expenses after fees waived	601,849	754,414	4,044,932	2,259,024	2,195,973
Net investment income	3,678,440	4,330,049	19,437,721	12,962,890	13,853,962
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(2,160,349)	(502,704)	(3,850,618)	(12,407,592)	(1,310,444)
Financial futures contracts	—	—	117,870	—	—
	(2,160,349)	(502,704)	(3,732,748)	(12,407,592)	(1,310,444)
Net change in unrealized appreciation/depreciation on investments	(174,373)	(1,630,717)	(3,452,968)	2,135,373	(3,427,395)
Total realized and unrealized loss	(2,334,722)	(2,133,421)	(7,185,716)	(10,272,219)	(4,737,839)
Dividends to Preferred Shareholders From
Net investment income	(835,785)	(856,443)	(2,734,089)	(1,840,008)	(2,158,107)
Net Increase in Net Assets Applicable to Common Shareholders Resulting
from Operations	$ 507,933	$ 1,340,185	$ 9,517,916	$ 850,663	$ 6,958,016
[1] Related to tender option bond trusts.

See Notes to Financial Statements.

28 ANNUAL REPORT JULY 31, 2009

Statements of Changes in Net Assets BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

		Period
	Year Ended	June 1, 2008	Year Ended
	July 31,	to July 31,	May 31,
Increase (Decrease) in Net Assets:	2009	2008	2008
Operations
Net investment income	$ 3,678,440	$ 574,639	$ 3,842,387
Net realized loss	(2,160,349)	(172,515)	(616,570)
Net change in unrealized appreciation/depreciation	(174,373)	(2,049,285)	(3,001,803)
Dividends to Preferred Shareholders from net investment income	(835,785)	(177,526)	(1,149,537)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	507,933	(1,824,687)	(925,523)
Dividends to Common Shareholders From
Net investment income	(2,696,327)	(445,883)	(2,675,295)
Net Assets Applicable to Common Shareholders
Total decrease in net assets applicable to Common Shareholders	(2,188,394)	(2,270,570)	(3,600,818)
Beginning of period	56,829,995	59,100,565	62,701,383
End of period	$ 54,641,601	$ 56,829,995	$ 59,100,565
Undistributed net investment income	$ 499,055	$ 362,967	$ 411,737
	BlackRock MuniYield Arizona Fund, Inc. (MZA)
		Period
	Year Ended	November 1, 2007	Year Ended
	July 31,	to July 31,	October 31,
Increase (Decrease) in Net Assets:	2009	2008	2007
Operations
Net investment income	$ 4,330,049	$ 3,275,909	$ 4,276,021
Net realized gain (loss)	(502,704)	(374,900)	813,164
Net change in unrealized appreciation/depreciation	(1,630,717)	(4,126,989)	(2,857,872)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(856,443)	(885,773)	(1,310,529)
Net realized gain	—	(228,921)	(102,456)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	1,340,185	(2,340,674)	818,328
Dividends and Distributions to Common Shareholders From
Net investment income	(3,202,649)	(2,327,146)	(3,117,045)
Net realized gain	—	(533,902)	(285,146)
Decrease in net assets resulting from dividends and distributions to Common Shareholders	(3,202,649)	(2,861,048)	(3,402,191)
Capital Share Transactions
Reinvestment of common dividends	93,565	191,164	201,509
Net Assets Applicable to Common Shareholders
Total decrease in net assets applicable to Common Shareholders	(1,768,899)	(5,010,558)	(2,382,354)
Beginning of period	58,217,880	63,228,438	65,610,792
End of period	$ 56,448,981	$ 58,217,880	$ 63,228,438
Undistributed net investment income	$ 618,220	$ 374,545	$ 311,568

See Notes to Financial Statements.

ANNUAL REPORT JULY 31, 2009 29

Statements of Changes in Net Assets BlackRock MuniYield California Fund, Inc. (MYC)

		Period
	Year Ended	November 1, 2007	Year Ended
	July 31,	to July 31,	October 31,
Increase (Decrease) in Net Assets:	2009	2008	2007
Operations
Net investment income	$ 19,437,721	$ 14,610,706	$ 19,905,518
Net realized gain (loss)	(3,732,748)	952,926	347,077
Net change in unrealized appreciation/depreciation	(3,452,968)	(19,656,431)	(10,806,382)
Dividends to Preferred Shareholders from net investment income	(2,734,089)	(4,297,338)	(6,115,916)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	9,517,916	(8,390,137)	3,330,297
Dividends to Common Shareholders From
Net investment income	(14,714,808)	(10,541,151)	(14,097,459)
Net Assets Applicable to Common Shareholders
Total decrease in net assets applicable to Common Shareholders	(5,196,892)	(18,931,288)	(10,767,162)
Beginning of period	292,002,382	310,933,670	321,700,832
End of period	$ 286,805,490	$ 292,002,382	$ 310,933,670
Undistributed net investment income	$ 3,354,000	$ 1,425,723	$ 1,349,213
	BlackRock MuniYield Investment Fund (MYF)
		Period
	Year Ended	November 1, 2007	Year Ended
	July 31,	to July 31,	October 31,
Increase (Decrease) in Net Assets:	2009	2008	2007
Operations
Net investment income	$ 12,962,890	$ 9,905,043	$ 13,472,485
Net realized gain (loss)	(12,407,592)	(2,127,402)	365,993
Net change in unrealized appreciation/depreciation	2,135,373	(10,593,132)	(8,146,519)
Dividends to Preferred Shareholders from net investment income	(1,840,008)	(2,806,091)	(4,025,743)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	850,663	(5,621,582)	1,666,216
Dividends to Common Shareholders From
Net investment income	(9,555,926)	(7,077,289)	(9,517,733)
Net Assets Applicable to Common Shareholders
Total decrease in net assets applicable to Common Shareholders	(8,705,263)	(12,698,871)	(7,851,517)
Beginning of period	184,315,066	197,013,937	204,865,454
End of period	$ 175,609,803	$ 184,315,066	$ 197,013,937
Undistributed net investment income	$ 1,887,727	$ 1,003,169	$ 975,376

See Notes to Financial Statements.

30 ANNUAL REPORT JULY 31, 2009

Statements of Changes in Net Assets BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

		Period
	Year Ended	December 1, 2007	Year Ended
	July 31,	to July 31,	November 30,
Increase (Decrease) in Net Assets:	2009	2008	2007
Operations
Net investment income	$ 13,853,962	$ 8,848,451	$ 14,402,279
Net realized gain (loss)	(1,310,444)	(292,267)	1,589,868
Net change in unrealized appreciation/depreciation	(3,427,395)	(10,807,922)	(12,322,831)
Dividends to Preferred Shareholders from net investment income	(2,158,107)	(2,640,535)	(4,053,487)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	6,958,016	(4,892,273)	(384,171)
Dividends to Common Shareholders From
Net investment income	(10,240,537)	(6,670,582)	(9,885,456)
Net Assets Applicable to Common Shareholders
Total decrease in net assets applicable to Common Shareholders	(3,282,521)	(11,562,855)	(10,269,627)
Beginning of period	204,022,349	215,585,204	225,854,831
End of period	$ 200,739,828	$ 204,022,349	$ 215,585,204
Undistributed net investment income	$ 3,064,620	$ 1,613,847	$ 1,964,587

See Notes to Financial Statements.

ANNUAL REPORT JULY 31, 2009 31

Statement of Cash Flows	BlackRock MuniYield California Fund, Inc. (MYC)
Year Ended July 31, 2009
Cash Provided by Operating Activities
Net increase in net assets resulting from operations, excluding dividends to Preferred Shareholders	$ 12,252,005
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Decrease in interest receivable	801,825
Increase in prepaid expenses	(22,033)
Decrease in investment advisory fees payable	(1,137)
Decrease in other affiliates payable	(1,657)
Decrease in other accrued expenses payable	(80,867)
Decrease in Officer’s and Directors’ fees payable	(428)
Decrease in interest expense and fees payable	(108,285)
Net realized and unrealized loss on investments	7,303,586
Amortization of premium and discount on investments	807,724
Proceeds from sales of long-term investments	177,879,841
Purchases of long-term investments	(168,348,786)
Net proceeds from sales of short-term securities	16,805,560
Net cash provided by operating activities	47,287,348
Cash Used for Financing Activities
Payments on redemption of Preferred Shares	(20,550,000)
Cash receipts from trust certificates	20,533,405
Cash payments for trust certificates	(29,993,456)
Cash dividends paid to Common Shareholders	(14,448,617)
Cash dividends paid to Preferred Shareholders	(2,797,964)
Cash used for financing activities	(47,256,632)
Cash
Net increase in cash	30,716
Cash at beginning of year	55,805
Cash at end of year	$ 86,521
Cash Flow Information
Cash paid during the year for interest	$ 1,177,064
A Statement of Cash Flows is presented when a Fund had a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

32 ANNUAL REPORT JULY 31, 2009

Financial Highlights		BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)
		Period
		June 1,
	Year Ended	2008
	July 31,	to July 31,		Year Ended May 31,
	2009	2008	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 13.51	$ 14.05	$ 14.91	$ 14.66	$ 15.05	$ 14.45
Net investment income[1]	0.87	0.14	0.91	0.90	0.87	0.85
Net realized and unrealized gain (loss)	(0.55)	(0.53)	(0.86)	0.24	(0.37)	0.58
Dividends to Preferred Shareholders from net investment income	(0.20)	(0.04)	(0.27)	(0.25)	(0.20)	(0.11)
Net increase (decrease) from investment operations	0.12	(0.43)	(0.22)	0.89	0.30	1.32
Dividends to Common Shareholders from net investment income	(0.64)	(0.11)	(0.64)	(0.64)	(0.69)	(0.72)
Net asset value, end of period	$ 12.99	$ 13.51	$ 14.05	$ 14.91	$ 14.66	$ 15.05
Market price, end of period	$ 11.60	$ 12.12	$ 12.81	$ 13.93	$ 13.03	$ 13.44
Total Investment Return[2]
Based on net asset value	2.26%	(3.01)%[3]	(1.10)%	6.57%	2.52%	9.99%
Based on market price	1.79%	(4.56)%[3]	(3.48)%	12.02%	2.03%	10.97%
Ratios to Average Net Assets Applicable to Common Shares
Total expenses[4]	1.33%	1.39%[5]	1.28%	1.31%	1.33%	1.38%
Total expenses after fees waived and paid indirectly[4]	1.15%	1.15%[5]	1.04%	1.08%	1.10%	1.15%
Total expenses after fees waived and fees paid indirectly and
excluding interest expense and fees[4,6]	1.11%	1.11%[5]	1.04%	1.08%	1.10%	1.15%
Net investment income[4]	7.01%	6.36%[5]	6.31%	6.01%	5.89%	5.75%
Dividends to Preferred Shareholders	1.59%	1.84%[5]	1.89%	1.66%	1.32%	0.77%
Net investment income to Common Shareholders	5.42%	4.52%[5]	4.42%	4.35%	4.57%	4.98%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$ 54,642	$ 56,830	$ 59,101	$ 62,701	$ 61,672	$ 63,290
Preferred Shares outstanding at $25,000 liquidation preference, end
of period (000)	$ 29,625	$ 29,625	$ 31,000	$ 31,000	$ 31,000	$ 31,000
Portfolio turnover	32%	2%	21%	29%	49%	17%
Asset coverage, end of period per $1,000	$ 2,844[7]	$ 2,918[7]	$ 2,906[7]	$ 3,023[7]	$ 2,989	$ 3,042
[1] Based on average shares outstanding.
[2] Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
[3] Aggregate total investment return.
4 Do not reflect the effect of dividends to Preferred Shareholders.
[5] Annualized. Certain non-recurring expenses have been included in the ratio but not annualized. If these expenses were annualized, the ratio of the total expenses, total expenses after fees waived and paid indirectly, total expenses after fees waived and fees paid indirectly and excluding interest expense and fees, net investment income and net investment income to
Common Shareholders would have been 1.79%, 1.55%, 1.50%, 5.96% and 4.12%, respectively.
[6] Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
[7] Asset coverage per Preferred Share at $25,000 liquidation preference for the periods ended July 2009, July 2008, May 2008 and May 2007 are $71,119, $72,970, $72,676 and
$75,573, respectively.

See Notes to Financial Statements.

ANNUAL REPORT JULY 31, 2009 33

Financial Highlights			BlackRock MuniYield Arizona Fund, Inc. (MZA)
		Period
		November 1,
	Year Ended	2007
	July 31,	to July 31,		Year Ended October 31,
	2009	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$ 12.81	$ 13.96	$ 14.53	$ 14.39	$ 15.04	$ 14.64
Net investment income[1]	0.95	0.72	0.95	0.98	0.97	0.98
Net realized and unrealized gain (loss)	(0.47)	(1.00)	(0.46)	0.36	(0.49)	0.40
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.19)	(0.19)	(0.29)	(0.26)	(0.14)	(0.06)
Net realized gain	—	(0.05)	(0.02)	(0.02)	(0.00)[2]	—
Net increase (decrease) from investment operations	0.29	(0.52)	0.18	1.06	0.34	1.32
Dividends and distributions to Common Shareholders from:
Net investment income	(0.70)	(0.51)	(0.69)	(0.80)	(0.92)	(0.92)
Net realized gain	—	(0.12)	(0.06)	(0.12)	(0.02)	—
Total dividends and distributions to Common Shareholders	(0.70)	(0.63)	(0.75)	(0.92)	(0.94)	(0.92)
Capital changes with respect to issuance of Preferred Shares	—	—	—	0.00[3]	(0.05)	—
Net asset value, end of period	$ 12.40	$ 12.81	$ 13.96	$ 14.53	$ 14.39	$ 15.04
Market price, end of period	$ 12.85	$ 13.94	$ 13.66	$ 14.79	$ 16.03	$ 15.10
Total Investment Return[4]
Based on net asset value	3.27%	(3.79)%[5]	1.29%	7.47%	1.91%	9.40%
Based on market price	(1.66)%	6.99%[5]	(2.63)%	(1.80)%	13.07%	13.80%
Ratios to Average Net Assets Applicable to Common Shares
Total expenses[6]	1.46%	1.61%[7]	1.76%	1.71%	1.52%	1.40%
Total expenses after fees waived and paid indirectly[6]	1.42%	1.59%[7]	1.75%	1.70%	1.51%	1.39%
Total expenses after fees waived and fees paid indirectly and
excluding interest expense and fees[6,8]	1.36%	1.40%[7]	1.37%	1.33%	1.20%	1.19%
Net investment income[6]	8.16%	7.19%[7]	6.65%	6.90%	6.54%	6.65%
Dividends to Preferred Shareholders	1.61%	1.94%[7]	2.04%	1.83%	0.91%	0.42%
Net investment income to Common Shareholders	6.55%	5.25%[7]	4.61%	5.07%	5.63%	6.23%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$ 56,449	$ 58,218	$ 63,228	$ 65,611	$ 64,630	$ 67,217
Preferred Shares outstanding at $25,000 liquidation preference, end
of period (000)	$ 38,800	$ 40,300	$ 40,300	$ 40,300	$ 40,300	$ 30,300
Portfolio turnover	39%	13%	31%	31%	28%	21%
Asset coverage per Preferred Share at $25,000 liquidation preference, end
of period	$ 61,375	$ 61,122[9]	$ 64,232[9]	$ 65,708[9]	$ 65,098[9]	$ 80,464[9]
[1] Based on average shares outstanding.
[2] Amount is less than $(0.01) per share.
[3] Amount is less than $0.01 per share.
[4] Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
[5] Aggregate total investment return.
6 Do not reflect the effect of dividends to Preferred Shareholders.
[7] Annualized.
[8] Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
[9] Amounts have been recalculated to conform with current year presentation.

See Notes to Financial Statements.

34 ANNUAL REPORT JULY 31, 2009

Financial Highlights			BlackRock MuniYield California Fund, Inc. (MYC)
		Period
		November 1,
	Year Ended	2007
	July 31,	to July 31,		Year Ended October 31,
	2009	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$ 13.71	$ 14.60	$ 15.11	$ 14.73	$ 15.27	$ 15.17
Net investment income[1]	0.91	0.69	0.93	0.96	0.93	1.02
Net realized and unrealized gain (loss)	(0.33)	(0.88)	(0.49)	0.37	(0.46)	0.12
Dividends to Preferred Shareholders from net investment income	(0.13)	(0.20)	(0.29)	(0.25)	(0.13)	(0.07)
Net increase (decrease) from investment operations	0.45	(0.39)	0.15	1.08	0.34	1.07
Dividends to Common Shareholders from net investment income	(0.69)	(0.50)	(0.66)	(0.70)	(0.86)	(0.97)
Capital changes with respect to issuance of Preferred Shares	—	—	—	0.00[2]	(0.02)	—
Net asset value, end of period	$ 13.47	$ 13.71	$ 14.60	$ 15.11	$ 14.73	$ 15.27
Market price, end of period	$ 12.44	$ 13.07	$ 13.25	$ 14.00	$ 13.37	$ 14.43
Total Investment Return[3]
Based on net asset value	4.64%	(2.55)%[4]	1.36%	8.03%	2.59%	7.74%
Based on market price	1.37%	2.37%[4]	(0.72)%	10.28%	(1.46)%	9.16%
Ratios to Average Net Assets Applicable to Common Shares
Total expenses[5]	1.49%	1.49%[6]	1.77%	1.52%	1.13%	1.12%
Total expenses after fees waived[5]	1.47%	1.45%[6]	1.75%	1.51%	1.13%	1.12%
Total expenses after fees waived and excluding interest expense and fees[5,7]	1.08%	1.06%[6]	1.06%	1.06%	0.98%	0.96%
Net investment income[5]	7.07%	6.24%[6]	6.29%	6.51%	6.16%	6.79%
Dividends to Preferred Shareholders	0.99%	1.83%[6]	1.93%	1.70%	0.84%	0.44%
Net investment income to Common Shareholders	6.08%	4.41%[6]	4.36%	4.81%	5.32%	6.35%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$ 286,805	$ 292,002	$ 310,934	$ 321,701	$ 313,708	$ 325,204
Preferred Shares outstanding at $25,000 liquidation preference, end
of period (000)	$ 105,950	$ 126,500	$ 175,000	$ 175,000	$ 175,000	$ 140,000
Portfolio turnover	38%	30%	41%	39%	53%	29%
Asset coverage per Preferred Share at $25,000 liquidation preference, end
of period	$ 92,679	$ 82,724[8]	$ 69,452[8]	$ 70,985[8]	$ 69,818[8]	$ 83,072[8]
[1] Based on average shares outstanding.
[2] Amount is less than $0.01 per share.
[3] Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
[4] Aggregate total investment return.
5 Do not reflect the effect of dividends to Preferred Shareholders.
[6] Annualized.
[7] Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
[8] Amounts have been recalculated to conform with current year presentation.

See Notes to Financial Statements.

ANNUAL REPORT JULY 31, 2009 35

Financial Highlights			BlackRock MuniYield Investment Fund (MYF)
		Period
		November 1,
	Year Ended	2007
	July 31,	to July 31,		Year Ended October 31,
	2009	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$ 13.59	$ 14.53	$ 15.11	$ 14.91	$ 15.27	$ 14.97
Net investment income[1]	0.96	0.73	0.99	0.99	0.98	1.00
Net realized and unrealized gain (loss)	(0.77)	(0.94)	(0.57)	0.28	(0.26)	0.29
Dividends to Preferred Shareholders from net investment income	(0.13)	(0.21)	(0.30)	(0.26)	(0.14)	(0.07)
Net increase (decrease) from investment operations	0.06	(0.42)	0.12	1.01	0.58	1.22
Dividends to Common Shareholders from net investment income	(0.70)	(0.52)	(0.70)	(0.81)	(0.92)	(0.92)
Capital charges with respect to issuance of Preferred Shares	—	—	—	(0.00)[2]	(0.02)	—
Net asset value, end of period	$ 12.95	$ 13.59	$ 14.53	$ 15.11	$ 14.91	$ 15.27
Market price, end of period	$ 11.72	$ 11.91	$ 12.86	$ 14.35	$ 14.93	$ 14.28
Total Investment Return[3]
Based on net asset value	1.93%	(2.52)%[4]	1.21%	7.24%	3.98%	8.99%
Based on market price	5.26%	(3.48)%[4]	(5.68)%	1.71%	11.34%	10.57%
Ratios to Average Net Assets Applicable to Common Shares
Total expenses[5]	1.35%	1.42%[6]	1.47%	1.44%	1.25%	1.19%
Total expenses after fees waived[5]	1.34%	1.40%[6]	1.46%	1.42%	1.25%	1.18%
Total expenses after fees waived and excluding interest expense and fees[5,7]	1.12%	1.10%[6]	1.10%	1.09%	1.05%	1.03%
Net investment income[5]	7.66%	6.77%[6]	6.72%	6.63%	6.46%	6.67%
Dividends to Preferred Shareholders	1.09%	1.92%[6]	2.01%	1.75%	0.95%	0.48%
Net investment income to Common Shareholders	6.57%	4.85%[6]	4.71%	4.88%	5.51%	6.19%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$ 175,610	$ 184,315	$ 197,014	$ 204,865	$ 202,042	$ 206,895
Preferred Shares outstanding at $25,000 liquidation preference, end
of period (000)	$ 59,475	$ 90,825	$ 110,000	$ 110,000	$ 110,000	$ 95,000
Portfolio turnover	63%	22%	25%	46%	42%	33%
Asset coverage per Preferred Share at $25,000 liquidation preference, end
of period	$ 98,819	$ 75,742[8]	$ 69,790[8]	$ 71,574[8]	$ 70,920[8]	$ 79,446[8]
[1] Based on average shares outstanding.
[2] Amount is less than $(0.01) per share.
[3] Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
[4] Aggregate total investment return.
5 Do not reflect the effect of dividends to Preferred Shareholders.
[6] Annualized.
[7] Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
[8] Amounts have been recalculated to conform with current year presentation.

See Notes to Financial Statements.

36 ANNUAL REPORT JULY 31, 2009

Financial Highlights			BlackRock MuniYield New Jersey Fund, Inc. (MYJ)
		Period
		December 1,
	Year Ended	2007
	July 31,	to July 31,		Year Ended November 30,
	2009	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$ 14.36	$ 15.18	$ 15.90	$ 15.37	$ 15.25	$ 15.39
Net investment income[1]	0.98	0.62	1.01	1.00	1.01	1.06
Net realized and unrealized gain (loss)	(0.34)	(0.79)	(0.74)	0.54	0.18	(0.14)
Dividends to Preferred Shareholders from net investment income	(0.15)	(0.18)	(0.29)	(0.25)	(0.16)	(0.08)
Net increase (decrease) from investment operations	0.49	(0.35)	(0.02)	1.29	1.03	0.84
Dividends to Common Shareholders from net investment income	(0.72)	(0.47)	(0.70)	(0.76)	(0.91)	(0.96)
Capital charges with respect to issuance of Preferred Shares	—	—	—	—	(0.00)[2]	(0.02)
Net asset value, end of period	$ 14.13	$ 14.36	$ 15.18	$ 15.90	$ 15.37	$ 15.25
Market price, end of period	$ 13.49	$ 13.52	$ 13.66	$ 15.47	$ 14.38	$ 14.73
Total Investment Return[3]
Based on net asset value	4.50%	(2.17)%[4]	0.11%	8.83%	7.08%	5.84%
Based on market price	5.96%	2.35%[4]	(7.41)%	13.17%	3.72%	9.72%
Ratios to Average Net Assets Applicable to Common Shares
Total expenses[5]	1.15%	1.22%[6]	1.28%	1.44%	1.39%	1.25%
Total expenses after fees waived[5]	1.14%	1.20%[6]	1.27%	1.44%	1.39%	1.24%
Total expenses after fees waived and excluding interest expense and fees[5,7]	1.05%	1.13%[6]	1.10%	1.09%	1.09%	1.02%
Net investment income[5]	7.21%	6.27%[6]	6.56%	6.50%	6.47%	6.94%
Dividends to Preferred Shareholders	1.12%	1.85%[6]	1.85%	1.65%	1.05%	0.50%
Net investment income to Common Shareholders	6.09%	4.42%[6]	4.71%	4.85%	5.42%	6.44%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$ 200,740	$ 204,022	$ 215,585	$ 225,855	$ 218,250	$ 216,618
Preferred Shares outstanding at $25,000 liquidation preference, end
of period (000)	$ 102,200	$ 104,725	$ 119,000	$ 119,000	$ 119,000	$ 119,000
Portfolio turnover	21%	11%	18%	9%	32%	14%
Asset coverage per Preferred Share at $25,000 liquidation preference, end
of period	$ 74,107	$ 73,709[8]	$ 70,305[8]	$ 72,452[8]	$ 70,858[8]	$ 70,514[8]
[1] Based on average shares outstanding.
[2] Amount is less than $(0.01) per share.
[3] Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
[4] Aggregate total investment return.
5 Do not reflect effect of dividends to Preferred Shareholders.
[6] Annualized.
[7] Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
[8] Amounts have been recalculated to conform with current year presentation.

See Notes to Financial Statements.

ANNUAL REPORT JULY 31, 2009 37

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Muni New York Intermediate Duration Fund, Inc. (“Muni New
York”), BlackRock MuniYield Arizona Fund, Inc. (“MuniYield Arizona”),
BlackRock MuniYield California Fund, Inc. (“MuniYield California”),
BlackRock MuniYield Investment Fund (formerly BlackRock MuniYield
Florida Fund) (“MuniYield Investment”) and BlackRock MuniYield New
Jersey Fund, Inc. (“MuniYield New Jersey”) (collectively, the “Funds” or individually as the “Fund”), are registered under the Investment Company
Act of 1940, as amended (the “1940 Act”), as non-diversified, closed-end management investment companies. Muni New York, MuniYield Arizona,
MuniYield California, and MuniYield New Jersey are organized as Maryland corporations. MuniYield Investment is organized as a Massachusetts busi-
ness trust. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds determine, and make available for publication, the net asset values of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation of Investments: Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of each Fund’s Board of Directors/Trustees (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quota-
tions from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. Invest-
ments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by each Fund’s Board as reflecting fair value (“Fair Value
Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each
Fund might reasonably expect to receive from the current sale of that asset in an arm’s length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Forward Commitments and When-Issued Delayed Delivery Securities: The
Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such trans-
actions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date.
Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed-
delivery basis the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized gain of the commitment.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Funds
leverage their assets through the use of tender option bond trusts (“TOBs”).
A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has con-
tributed bonds. A TOB typically issues two classes of beneficial interests:
short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a
Fund include the right of the Fund (1) to cause the holders of a propor-
tional share of the floating rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to the Fund. The TOB may also be termi-
nated without the consent of the Fund upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Fund, which typically invests the cash in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, there-
fore the municipal bonds deposited into a TOB are presented in the Funds’
Schedules of Investments and the proceeds from the issuance of the short-
term floating rate certificates are shown as trust certificates in the
Statements of Assets and Liabilities.

Interest income from the underlying securities is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Funds. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At July 31, 2009, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for trust certificates and the range of interest rates on the liability for the trust certificates were as follows:

38 ANNUAL REPORT JULY 31, 2009

Notes to Financial Statements (continued)
	Underlying
	Municipal
	Bonds	Liability for	Range of
	Transferred	Trust	Interest
	to TOBs	Certificates	Rates
Muni New York	$ 1,849,450	$ 915,894	1.49%
MuniYield Arizona	$ 3,013,860	$ 1,500,000	0.27%
			0.24% –
MuniYield California	$131,357,179	$74,376,010	1.59%
			0.22% –
MuniYield Investment	$ 95,091,704	$50,797,580	2.24%
			0.41% –
MuniYield New Jersey	$ 10,149,784	$ 6,603,701	1.56%
For the year ended July 31, 2009, the Funds’ average trust certificates out-
standing and the daily weighted average interest rate were as follows:
		Average Trust	Daily Weighted
		Certificates	Average
		Outstanding	Interest Rate
Muni New York		$ 1,292,013	1.62%
MuniYield Arizona		$ 1,253,379	2.38%
MuniYield California		$ 65,362,281	1.63%
MuniYield Investment		$ 23,631,071	1.57%
MuniYield New Jersey		$ 9,097,710	1.92%

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds when short-term interest rates rise, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ invest-
ment income and distributions to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect the Funds’ net asset value per share.

Zero-Coupon Bonds: Each Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission
(“SEC”) require that each Fund either receive collateral or segregate assets in connection with certain investments (e.g., financial futures con-
tracts) each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically seg-
regated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments (e.g., finan-
cial futures contracts). As part of these agreements, when the value of these investments achieves a previously agreed upon value (minimum transfer amount), each party may be required to deliver additional collateral.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual method. Each Fund amortizes all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.
Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limita-
tions on the Funds’ US federal tax returns remains open for the four peri-
ods ended as follows:

	Year Ended	Period	Year Ended	Year Ended
Muni New York	July 31, 2009	June 1, 2008 to	May 31, 2008	May 31, 2007
		July 31, 2008
MuniYield Arizona	July 31, 2009	November 1,	October 31,	October 31,
		2008 to	2007	2006
		July 31, 2008
MuniYield California	July 31, 2009	November 1,	October 31,	October 31,
		2008 to	2007	2006
		July 31, 2008
MuniYield Investment	July 31, 2009	November 1,	October 31,	October 31,
		2008 to	2007	2006
		July 31, 2008
MuniYield New Jersey	July 31, 2009	December 1,	November 30,	November 30,
		2008 to	2007	2006
		July 31, 2008

The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In June 2009, Statement of Financial
Accounting Standards No. 166, “Accounting for Transfers of Financial Assets
— an amendment of FASB Statement No. 140” (“FAS 166”), was issued.
FAS 166 is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows;
and a transferor’s continuing involvement, if any, in transferred financial assets. FAS 166 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of FAS 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of FAS 166 should be applied to transfers that occurred both before and after the effective date of FAS 166. The impact of
FAS 166 on the Funds’ financial statement disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent
Investment Plan: Under the deferred compensation plan approved by each

ANNUAL REPORT JULY 31, 2009 39

Notes to Financial Statements (continued)

Fund’s Board, non-interested Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent
Directors had invested the deferred amounts directly in other certain
BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each
Fund. Each Fund may, however, elect to invest in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors in order to match their deferred compensation obligations.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

The Funds may engage in various portfolio investment strategies both to increase the return of the Funds and to economically hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counter-
party does not perform under the contract. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-per-
formance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices.

The Funds are subject to interest rate risk in the normal course of pursuing their investment objectives by investing in various derivative financial instru-
ments, as described below.

Financial Futures Contracts: The Funds may purchase or sell financial futures contracts and options on financial futures contracts to gain expo-
sure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Funds as unrealized gains or losses. When the contract is closed, the
Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets. Financial futures transactions involve minimal counterparty risk since financial futures contracts are guaranteed against default by the exchange on which they trade.
Counterparty risk is also minimized by the daily margin variation.

Derivatives Not Accounted for as Hedging Instruments under Financial
Accounting Standards Board Statement of Financial Accounting Standards
No. 133, “Accounting for Derivative Instruments and Hedging Activities”:
MuniYield California

The Effect of Derivative Instruments on the Statement of Operations
Year Ended July 31, 2009*

Net Realized Gain From Derivatives Recognized in Income

Financial
Futures
Contracts
Interest rate contracts	$ 117,870
* As of July 31, 2009, there were no financial futures contracts outstanding. During the year ended July 31, 2009, the Fund had limited activity in these transactions.

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America
Corporation (“BAC”) are the largest stockholders of BlackRock, Inc.
(“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co. (“Merrill Lynch”) on January 1, 2009.
Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Funds under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s owner-
ship interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

Each Fund entered into an Investment Advisory Agreement with BlackRock
Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services,
Muni New York pays the Manager a monthly fee at an annual rate of
0.55%, and MuniYield Arizona, MuniYield California, MuniYield Investment
and MuniYield New Jersey pay 0.50% of each Fund’s average daily net assets. Average daily net assets is the average daily value of each Fund’s total assets minus the sum of its accrued liabilities.

The Manager has contractually agreed to waive a portion of its fee during the first seven years of Muni New York’s operations ending July 2010 as follows:

Fee Waiver
(As a Percentage
of Average Daily
Net Assets)
Year 6 through July 31, 2009	0.10%
Year 7 through July 31, 2010	0.05%
The Manager has not agreed to waive any portion of its fee beyond
July 31, 2010.

40 ANNUAL REPORT JULY 31, 2009

Notes to Financial Statements (continued)
Such waivers are included in fees waived by advisor on the Statements of Operations:
Fees Waived
by Manager
Muni New York	$ 83,359
The Manager has agreed to waive its advisory fees by the amount of invest-
ment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds, which are included in fees waived by advisor in the Statements of Operations. For the year ended July
31, 2009, the amounts waived were as follows:
Amount
Muni New York	$ 14,241
MuniYield Arizona	$ 20,372
MuniYield California	$ 49,215
MuniYield Investment	$ 33,111
MuniYield New Jersey	$ 20,530
The Manager has entered into separate sub-advisory agreements with
BlackRock Investment Management, LLC (“BIM”), an affiliate of the
Manager, with respect to each Fund, under which the Manager pays BIM for services it provides, a monthly fee that is a percentage of the invest-
ment advisory fee paid by each Fund to the Manager.

For the year ended July 31, 2009, the Funds reimbursed the Manager for certain accounting services in the following amounts, which are included in accounting services in the Statements of Operations:
Amount
Muni New York		$ 1,657
MuniYield Arizona		$ 1,883
MuniYield California		$ 8,525
MuniYield Investment		$ 5,356
MuniYield New Jersey		$ 6,066
Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for com-
pensation paid to the Funds’ Chief Compliance Officer.
4. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2009 were as follows:
	Purchases	Sales
Muni New York	$ 25,784,627	$ 25,005,749
MuniYield Arizona	$ 35,169,070	$ 40,066,728
MuniYield California	$168,879,112	$182,666,168
MuniYield Investment	$171,012,287	$179,675,387
MuniYield New Jersey	$ 63,376,074	$ 73,947,752

5. Income Tax Information:
Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2009 attributable to amortization methods on fixed income securities, the tax classification of distributions received from a regulated investment company, the reclassification of distributions, the book to tax difference on the sale of residual interests in tender option bond trusts and the expiration of capital loss carryforwards were reclassified to the following accounts:
	Muni	MuniYield	MuniYield	MuniYield	MuniYield
	New York	Arizona	California	Investment	New Jersey
Paid-in capital	—	(60,084)	—	(921,907)	(136,101)
Undistributed net investment income	(10,240)	(27,282)	(60,547)	(682,398)	(4,545)
Accumulated net realized loss	10,240	87,366	60,547	1,604,305	140,646
The tax character of distributions paid during the fiscal years ended October 31, 2007, November 30, 2007, May 31, 2008, the fiscal period ended
July 31, 2008 and the fiscal year ended July 31, 2009 were as follows:
	Muni	MuniYield	MuniYield	MuniYield	MuniYield
	New York	Arizona	California	Investment	New Jersey
Tax-exempt income
7/31/2009	$ 3,532,112	$ 4,059,092	$17,252,007	$11,207,252	$12,398,644
6/01/2008 – 7/31/2008	623,409	—	—	—	—
12/01/2007 – 7/31/2008	—	—	—	—	9,199,157
11/01/2007 – 7/31/2008	—	3,212,919	14,838,489	9,883,380	—
5/31/2008	3,824,832	—	—	—	—
11/30/2007	—	—	—	—	13,938,943
10/31/2007	—	4,427,574	20,213,375	13,543,476	—
Ordinary income
7/31/2009	—	—	$ 196,890	$ 188,682	—
12/01/2007 – 7/31/2008	—	—	—	—	$ 111,960
Long-term capital gains
11/01/2007 – 7/31/2008	—	$ 762,823	—	—	—
10/31/2007	—	387,602	—	—	—

ANNUAL REPORT JULY 31, 2009 41

Notes to Financial Statements (continued)
	Muni	MuniYield	MuniYield	MuniYield	MuniYield
	New York	Arizona	California	Investment	New Jersey
Total
7/31/2009	$ 3,532,112	$ 4,059,092	$17,448,897	$11,395,934	$12,398,644
6/01/2008 – 7/31/2008	623,409	—	—	—	—
12/01/2007 – 7/31/2008	—	—	—	—	9,311,117
11/01/2007 – 7/31/2008	—	3,975,742	14,838,489	9,883,380	—
5/31/2008	3,824,832	—	—	—	—
11/30/2007	—	—	—	—	13,938,943
10/31/2007	—	4,815,176	20,213,375	13,543,476	—
As of July 31, 2009, the tax components of accumulated net losses were as follows:
	Muni	MuniYield	MuniYield	MuniYield	MuniYield
	New York	Arizona	California	Investment	New Jersey
Undistributed tax-exempt income	$ 367,744	$ 695,355	$ 3,334,652	$ 1,734,273	$ 2,497,123
Capital loss carryforwards	(1,399,933)	(318,483)	(740,661)	(3,367,961)	(765,466)
Net unrealized losses*	(3,956,322)	(4,373,831)	(17,386,906)	(11,649,922)	(5,486,176)
Total accumulated net losses	$ (4,988,511)	$(3,996,959)	$(14,792,915)	$(13,283,610)	$(3,754,519)
* The differences between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes, and the tax treatment of residual interests in tender option bond trusts.
As of July 31, 2009, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:
	Muni	MuniYield	MuniYield	MuniYield	MuniYield
	New York	Arizona	California	Investment	New Jersey
Expires July 31,
2011	—	—	$ 178,107	—	—
2012	$ 134,161	—	—	$ 1,266,217	$ 239,556
2015	25,350	—	—	—	—
2016	739,187	$ 318,483	393,490	2,101,744	104,422
2017	501,235	—	169,064	—	421,488
Total	$ 1,399,933	$ 318,483	$ 740,661	$ 3,367,961	$ 765,466

6. Concentration, Market and Credit Risk:

Each Fund invests a substantial amount of its assets in issuers located in a single state or limited number of states. Please see the Schedules of
Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which reduces the risk of loss due to issuer default. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securi-
ties are owned by the Funds; conditions affecting the general economy;
overall market changes; local, regional or global political, social or eco-
nomic instability; and currency and interest rate and price fluctuations.
Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transac-
tions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Funds’ Statements of Assets and Liabilities.

7. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares (MuniYield Investment is authorized to issue an unlimited amount of shares par value $0.10 per share) including Preferred Shares, all of which were initially classified as
Common Shares. Each Board is authorized, however, to reclassify any unissued shares of Common Shares without approval of Common
Shareholders.

Common Shares

Shares issued and outstanding for MuniYield Arizona for the year ended
July 31, 2009, the period November 1, 2007 to July 31, 2008 and the year ended October 31, 2007 increased by 7,393, 14,368 and 13,972, respectively, as a result of dividend reinvestment.

Shares issued and outstanding remained constant for Muni New York for the year ended July 31, 2009, the period ended July 31, 2008 and the year ended May 31, 2008, for MuniYield California for the year ended July 31,
2009, the period ended July 31, 2008 and the year ended October 31,
2007, for MuniYield Investment for the period ended January 31, 2009,

42 ANNUAL REPORT JULY 31, 2009

Notes to Financial Statements (continued)

the period ended July 31, 2008 and the year ended October 31, 2007 and for MuniYield New Jersey for the year ended July 31, 2009, the period ended July 31, 2008 and the year ended November 30, 2007.

Preferred Shares

The Preferred Shares are redeemable at the option of each Fund, in whole or in part, on any dividend payment date at its liquidation preference per share plus any accumulated or unpaid dividends whether or not declared.
The Preferred Shares are also subject to mandatory redemption at their liquidation preference plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Funds, as set forth in each Fund’s Articles
Supplementary or Certificate of Designation as applicable, (“Governing
Instrument”), are not satisfied.

From time to time in the future, the Funds may affect repurchases of
Preferred Shares at prices below their liquidation preferences as agreed upon by the Funds and seller. The Funds also may redeem such shares from time to time as provided in the applicable Governing Instrument. The
Funds intend to affect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

The holders of Preferred Shares have voting rights equal to the holders of
Common Shares (one vote per share) and will vote together with the hold-
ers of Common Shares (one vote per share) as a single class. However, holders of Preferred Shares, voting as a separate class, are also entitled to elect two directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares (b) change the Fund’s sub classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

The Funds had the following series of Preferred Shares outstanding, effec-
tive yields and reset frequency as of July 31, 2009:
				Reset
		Preferred	Effective Frequency
	Series	Shares	Yield	Days
Muni New York	F7	1,185	1.57%[2]	7
MuniYield Arizona	A	499	0.58%[1]	7
	B	668	0.52%[1]	7
	C	385	1.57%[2]	7
MuniYield California	A	1,453	0.38%[1]	28
	B	1,453	0.58%[1]	7
	C	484	0.58%[1]	28
	D	848	1.57%[2]	7
MuniYield Investment	A	1,189	0.58%[1]	7
	B	865	0.58%[1]	7
	C	325	1.63%[2]	7
MuniYield New Jersey	A	2,061	0.58%[1]	7
	B	1,288	0.58%[1]	7
	C	739	1.57%[2]	7
[1] The maximum applicable rate on this series of Preferred Shares is the higher of 110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P
30-day High Grade Index rate divided by 1.00 minus the marginal tax rate.

2 The maximum applicable rate on this series of Preferred Shares is the higher of 110% plus or times (i) the Telerate/BAA LIBOR or (ii) 90% of the Kenny S&P
30-day High Grade Index rate divided by 1.00 minus the marginal tax rate.

Dividends on 7- or 28-day Preferred Shares are cumulative at a rate, which is reset every 7 or 28 days, respectively, based on the results of an auc-
tion. If the Preferred Shares fail to clear the auction on an auction date, the
Fund is required to pay the maximum applicable rate on the Preferred
Shares to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on the Preferred Shares is footnoted as applicable on the above chart.
The low, high and average dividend rates on the Preferred Shares for each
Fund for the year ended July 31, 2009 were as follows:

	Series	Low	High	Average
Muni New York	F7	1.42%	11.76%	2.98%
MuniYield Arizona	A	0.38%	12.57%	1.91%
	B	0.43%	10.21%	1.90%
	C	1.42%	11.76%	2.82%
MuniYield California	A	0.38%	8.65%	1.92%
	B	0.38%	12.57%	1.85%
	C	0.43%	12.57%	2.06%
	D	1.49%	10.38%	2.79%
MuniYield Investment	A	0.38%	12.57%	1.91%
	B	0.35%	12.26%	1.88%
	C	1.46%	11.42%	2.80%
MuniYield New Jersey	A	0.38%	12.57%	1.85%
	B	0.40%	11.35%	1.84%
	C	1.49%	10.38%	2.79%

Since February 13, 2008, the Preferred Shares of each Fund failed to clear any of their auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 0.35% to
12.57% for the year ended July 31, 2009. A failed auction is not an event of default for the Funds, but it has a negative impact on the liquidity of
Preferred Shares. A failed auction occurs when there are more sellers of a
Fund’s auction rate preferred shares than buyers. It is impossible to predict how long this imbalance will last. A successful auction for each Fund’s
Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, Preferred Shareholders may not have the ability to sell the
Preferred Shares at their liquidation preference.

The Funds may not declare dividends or make other distributions on
Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares is less than 200%.

Prior to December 22, 2008, the Funds paid commissions to certain broker-dealers at the end of each auction at an annual rate of 0.25%, cal-
culated on the aggregated principal amount. As of December 22, 2008, commissions paid to broker-dealers on Preferred Shares that experienced a failed auction were reduced to 0.15% on the aggregate principal amount. The Funds will pay commissions of 0.25% on the aggregate princi-
pal amount of all shares that successfully clear their auctions. Merrill
Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of
Merrill Lynch, earned commissions for the period August 1, 2008 to

ANNUAL REPORT JULY 31, 2009 43

Notes to Financial Statements (concluded)
December 31, 2008 (after which time Merrill Lynch was no longer consid-
ered an affiliate) as follows:
				Commissions
Muni New York				$ 62,802
MuniYield Arizona				$ 59,616
MuniYield California				$116,901
MuniYield Investment				$139,630
MuniYield New Jersey				$139,715
During the year ended July 31, 2009, certain Funds announced redemp-
tions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:
		Redemption	Shares	Aggregate
	Series	Date	Redeemed	Principal
MuniYield Arizona	A	7/09/09	19	$ 475,000
	B	7/14/09	26	$ 650,000
	C	7/06/09	15	$ 375,000
MuniYield California	A	7/09/09	282	$ 7,050,000
	B	7/02/09	282	$ 7,050,000
	C	7/30/09	94	$ 2,350,000
	D	7/07/09	164	$ 4,100,000
MuniYield Investment	A	7/02/09	627	$15,675,000
	B	7/06/09	456	$11,400,000
	C	7/08/09	171	$ 4,275,000
MuniYield New Jersey	A	7/09/09	51	$ 1,275,000
	B	7/08/09	32	$ 800,000
	C	7/07/09	18	$ 450,000

During the period ended July 31, 2008, the following Funds announced redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:
		Redemption	Shares	Aggregate
	Series	Date	Redeemed	Principal
Muni New York	F7	6/23/08	55	$ 1,375,000
MuniYield California	A	7/10/08	665	$16,625,000
	B	6/19/08	665	$16,625,000
	C	7/03/08	222	$ 5,550,000
	D	6/24/08	388	$ 9,700,000
MuniYield Investment	A	6/19/08	384	$ 9,600,000
	B	6/27/08	279	$ 6,975,000
	C	6/25/08	104	$ 2,600,000
MuniYield New Jersey	A	6/26/08	288	$ 7,200,000
	B	6/25/08	180	$ 4,500,000
	C	6/24/08	103	$ 2,575,000
The Funds financed the Preferred Share redemptions with cash received from TOB transactions.
Shares issued and outstanding during the years ended July 31, 2009 and
May 31, 2008 for Muni New York, October 31, 2007 for MuniYield Arizona,
MuniYield California and MuniYield Investment and November 30, 2007
for MuniYield New Jersey remained constant.

8. Subsequent Events:
Each Fund paid a net investment income dividend on September 1, 2009 to Common Shareholders of record on August 14, 2009 as follows:
	Distribution
	Per Share
Muni New York	$0.0555
MuniYield Arizona	$0.0670
MuniYield California	$0.0675
MuniYield Investment	$0.0580
MuniYield New Jersey	$0.0705
The dividends declared on Preferred Shares for the period August 1, 2009 to August 31, 2009 were as follows:
	Muni	MuniYield	MuniYield	MuniYield	MuniYield
	New York	Arizona	California	Investment	New Jersey
Series A	—	$ 5,273	$14,158	$12,565	$23,207
Series B	—	$ 7,019	$15,355	$ 8,781	$21,780
Series C	—	$12,033	$ 5,463	$10,235	$13,727
Series D	—	—	$26,630	—	—
Series F7	$37,036	—	—	—	—
Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through September 28, 2009, the date the financial statements were issued.

44 ANNUAL REPORT JULY 31, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock MuniYield
Investment Fund and to the Shareholders and Board of Directors of
BlackRock Muni New York Intermediate Duration Fund, Inc., BlackRock
MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc.,
and BlackRock MuniYield New Jersey Fund, Inc. (collectively, the “Funds”):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Muni New York
Intermediate Duration Fund, Inc. as of July 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the period June 1, 2008 to
July 31, 2008 and for the year ended May 31, 2008, and the financial highlights for the year then ended, the period June 1, 2008 to July 31,
2008 and for each of the two years in the period ended May 31, 2008.
We have also audited the accompanying statements of assets and liabili-
ties, including the schedules of investments, of BlackRock MuniYield
Arizona Fund, Inc. and BlackRock MuniYield Investment Fund (formerly
BlackRock MuniYield Florida Fund) as of July 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended, the period November 1,
2007 to July 31, 2008 and for the year ended October 31, 2007, and the financial highlights for each of the respective periods presented. We have also audited the accompanying statement of assets and liabilities, includ-
ing the schedule of investments, of BlackRock MuniYield California Fund,
Inc. as of July 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the year then ended, the period November 1, 2007 to July 31,
2008 and for the year ended October 31, 2007, and the financial high-
lights for each of the respective periods presented. We have also audited the accompanying statement of assets and liabilities, including the sched-
ule of investments, of BlackRock MuniYield New Jersey Fund, Inc. as of
July 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the period December 1, 2007 to July 31, 2008 and for the year ended
November 30, 2007, and the financial highlights for each of the respec-
tive periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended May 31, 2006 for BlackRock Muni New York
Intermediate Duration Fund, Inc. were audited by other auditors whose report, dated July 14, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over finan-
cial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclo-
sures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluat-
ing the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers; where replies were not received from bro-
kers, we performed other auditing procedures.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock Muni New York Intermediate Duration Fund, Inc. as of July 31,
2009, the results of its operations for the year then ended, the changes in its net assets for the year then ended, the period June 1, 2008 to
July 31, 2008 and for the year ended May 31, 2008, and the financial highlights for the year then ended, the period June 1, 2008 to July 31,
2008 and for each of the two years in the period ended May 31, 2008, in conformity with accounting principles generally accepted in the United
States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniYield Arizona Fund, Inc.
and of BlackRock MuniYield Investment Fund as of July 31, 2009, the
results of their operations for the year then ended, the changes in their net assets for the year then ended, the period November 1, 2007 to
July 31, 2008 and for the year ended October 31, 2007, and the financial highlights for each of the respective periods presented, in conformity with accounting principles generally accepted in the United States of America.
Additionally, in our opinion, the financial statements and financial high-
lights referred to above present fairly, in all material respects, the financial position of BlackRock MuniYield California Fund, Inc. as of July 31, 2009,
the results of its operations and its cash flows for the year then ended, the changes in its net assets for the year then ended, the period
November 1, 2007 to July 31, 2008 and for the year ended October 31,
2007, and the financial highlights for each of the respective periods presented, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniYield New
Jersey Fund, Inc. as of July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for the year then ended, the period December 1, 2007 to July 31, 2008 and for the year ended
November 30, 2007, and the financial highlights for each of the respec-
tive periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
September 28, 2009

ANNUAL REPORT JULY 31, 2009 45

Important Tax Information
All of the net investment income distributions paid by BlackRock Muni New York Intermediate Duration Fund, Inc., BlackRock MuniYield Arizona Fund, Inc.,
and BlackRock MuniYield New Jersey Fund, Inc. during the taxable years ended July 31, 2009 qualify as tax-exempt interest dividends for federal income tax purposes.
The following table summarizes the taxable per share distributions paid by BlackRock MuniYield California Fund, Inc. and BlackRock MuniYield Investment
Fund during the taxable year ended July 31, 2009:
	BlackRock MuniYield		BlackRock MuniYield
	California Fund, Inc.		Investment Fund
	Payable Date	Ordinary Income	Payable Date	Ordinary Income
Common Shareholders	12/31/2008	$ 0.005990	12/31/2008	$ 0.008817
Preferred Shareholders:
Series A	12/26/2008	$13.95	12/11/2008	$12.68
	—	—	12/18/2008	$ 3.27
Series B	12/18/2008	$ 9.53	12/12/2008	$ 9.98
	12/26/2008	$ 3.54	12/19/2008	$ 5.70
Series C	12/18/2008	$13.30	12/10/2008	$16.95
	—	—	12/17/2008	$ 0.77
Series D	12/9/2008	$14.59	—	—
All of the other net investment income distributions paid by the Funds qualify as tax-exempt interest dividends for federal income tax purposes.

46 ANNUAL REPORT JULY 31, 2009

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors (each, a “Board” and, collectively, the “Boards,”
the members of which are referred to as “Board Members”) of each of
BlackRock Muni New York Intermediate Duration Fund, Inc. (“MNE”),
BlackRock MuniYield Arizona Fund, Inc. (“MZA”), BlackRock MuniYield
California Fund, Inc. (“MYC”), BlackRock MuniYield Investment Fund
(“MYF”) and BlackRock MuniYield New Jersey Fund, Inc. (“MYJ” and,
together with MNE, MZA, MYC and MYF, each a “Fund” and, collectively, the “Funds”) met on April 14, 2009 and May 28 – 29, 2009 to consider the approval of its respective Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. Each Board also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) between its respective Fund, the Manager and BlackRock Investment Management,
LLC (the “Sub-Advisor”). The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory
Agreements are referred to herein as the “Agreements.” Unless otherwise indicated, references to actions taken by the “Board” or the “Boards” shall mean each Board acting independently with respect to its respective Fund.

Activities and Composition of the Boards

Each Board consists of twelve individuals, ten of whom are not “interested persons” as defined in the Investment Company Act of 1940, as amended
(the “1940 Act”) (the “Independent Board Members”). The Board Members
of each Fund are responsible for the oversight of the operations of such
Fund and perform the various duties imposed on the directors of invest-
ment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member.
Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a
Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the
Executive Committee, which has one interested Board Member) and is chaired by an Independent Board Member. In addition, each Board has established an Ad Hoc Committee on Auction Market Preferred Shares.

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continua-
tion of the Agreements on an annual basis. In connection with this process, each Board assessed, among other things, the nature, scope and quality of the services provided to its respective Fund by the personnel of BlackRock and its affiliates, including investment management, administrative serv-
ices, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements.

Throughout the year, the Boards, acting directly and through their commit-
tees, considers at each of their meetings factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their share-
holders. Among the matters the Boards considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior manage-
ment and portfolio managers’ analysis of the reasons for any underperfor-
mance against its peers; (b) fees, including advisory and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) the Funds’ operating expenses; (d) the resources devoted to, and compliance reports relating to, the Funds’ invest-
ment objectives, policies and restrictions; (e) the Funds’ compliance with their Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services pro-
vided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 14, 2009 meeting, each Board requested and received materials specifically relating to the Agreements.
Each Board is engaged in an ongoing process with BlackRock to continu-
ously review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the
April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper and a customized peer group selected by
BlackRock, as applicable (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders;
(c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and open-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; and (f) an internal comparison of management fees classified by Lipper, if applicable.

At an in-person meeting held on April 14, 2009, each Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 14, 2009 meeting, the Boards presented BlackRock with questions and requests for additional informa-
tion and BlackRock responded to these requests with additional written information in advance of the May 28 – 29, 2009 Board meeting.

At an in-person meeting held on May 28 – 29, 2009, each Fund’s Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and such
Fund and the Sub-Advisory Agreement between such Fund, the Manager and the Sub-Advisor, each for a one-year term ending June 30, 2010. The
Boards considered all factors they believed relevant with respect to the
Funds, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the
Funds and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain

ANNUAL REPORT JULY 31, 2009 47

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

affiliates from the relationship with the Funds; (d) economies of scale; and
(e) other factors.

Each Board also considered other matters it deemed important to the approval process, such as services related to the valuation and pricing of its respective Fund’s portfolio holdings, direct and indirect benefits to
BlackRock and its affiliates from their relationship with such Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Boards noted the will-
ingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: Each Board, including its
Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its respective Fund. Throughout the year, each Board compared its respective Fund’s performance to the perform-
ance of a comparable group of closed-end funds, and the performance of at least one relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its respective Fund’s portfolio management team dis-
cussing such Fund’s performance and such Fund’s investment objective, strategies and outlook.

Each Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and its respec-
tive Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities,
BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also reviewed a general description of BlackRock’s compensation structure with respect to its respective Fund’s portfolio management team and
BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, each Board considered the quality of the administrative and non-investment advisory services provided to its respec-
tive Fund. BlackRock and its affiliates provide the Funds with certain administrative and other services (in addition to any such services pro-
vided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In addition to investment advisory services, BlackRock and its affiliates provide the Funds with other services, including (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) prepar-
ing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) provid-
ing legal and compliance support; and (viii) performing other administra-
tive functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements, and call center services.
The Boards reviewed the structure and duties of BlackRock’s fund adminis-
tration, accounting, legal and compliance departments and considered
BlackRock’s policies and procedures for assuring compliance with applica-
ble laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board,
including its Independent Board Members, also reviewed and considered the performance history of its respective Fund. In preparation for the April 14,
2009 meeting, the Boards were provided with reports, independently pre-
pared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, each
Board received and reviewed information regarding the investment per-
formance of its respective Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in such Fund’s applicable Lipper category and customized peer group selected by
BlackRock, as applicable. Each Board was provided with a description of the methodology used by Lipper to select peer funds. Each Board regularly reviews the performance of its respective Fund throughout the year.

The Board of MNE noted that MNE performed below the median of its customized Lipper peer group composite in the three- and five-year periods reported and MNE performed above the median of its customized Lipper peer group composite in the one-year period reported. The Board and
BlackRock reviewed the reasons for MNE’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, overweight positions in health care and housing credits along with some poor performance in AMT and Puerto Rico credits negatively impacted MNE’s performance.

The Board of MYC noted that MYC performed below the median of its cus-
tomized Lipper peer group composite in the three- and five-year periods reported and MYC performed above the median of its customized Lipper peer group composite in the one-year period reported. The Board and
BlackRock reviewed the reasons for MYC’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, MYC did not have the ability to invest in non-investment grade securities and, as credit spreads tightened in past years, this negatively impacted MYC’s performance.

The Board of MYF noted that MYF performed below the median of its customized Lipper peer group composite in the one-, three- and five-year periods reported. The Board and BlackRock reviewed the reasons for MYF’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, overweight positions in the hospital and housing sectors and poor performance of some insured and AMT bonds held by MYF negatively impacted MYF’s performance.

48 ANNUAL REPORT JULY 31, 2009

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

For MNE, MYC and MYF, the Board of each respective Fund and BlackRock discussed BlackRock’s commitment to providing the resources necessary to assist the portfolio managers and to improve each such Fund’s performance.

The Board of MZA noted that in general MZA performed better than its
Peers in that MZA’s performance was at or above the median of its cus-
tomized Lipper peer group composite in each of the one-, three- and five-
year periods reported.

The Board of MYJ noted that in general MYJ performed better than its Peers in that MYJ’s performance was at or above the median of its Lipper per-
formance universe composite in each of the one-, three- and five-year periods reported.

C. Consideration of the Advisory Fees and the Cost of the Services
and Profits to be Realized by BlackRock and its Affiliates from their
Relationship with the Funds: Each Board, including its Independent Board
Members, reviewed its respective Fund’s contractual advisory fee rates compared with the other funds in its respective Lipper category. Each
Board also compared its respective Fund’s total expenses, as well as actual management fees, to those of other comparable funds. Each Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including sepa-
rately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s prof-
itability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2008 compared to available aggregate profitability data provided for the year ended December 31,
2007. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that prof-
itability may be affected by numerous factors including, among other things, fee waivers by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Boards noted that, in general, individual fund or product line profitabil-
ity of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Boards considered BlackRock’s overall operating margin compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. The comparison indicated that operating mar-
gins for BlackRock with respect to its registered funds are consistent with margins earned by similarly situated publicly traded competitors. In addi-
tion, the Boards considered, among other things, certain third-party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of their analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the manage-
ment of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

Each Board noted that its respective Fund paid contractual management fees, which do not take into account any expense reimbursement or fee waivers, lower than or equal to the median contractual management fees paid by such Fund’s Peers.

D. Economies of Scale: Each Board, including its Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of its respective Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable such Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of such
Fund. The Boards considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Boards also considered
BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

The Boards noted that most closed-end fund complexes do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering and each fund is man-
aged independently consistent with its own investment objectives. The
Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its fee structure. Information provided by Lipper also revealed that only one closed-end fund complex used a complex-level breakpoint structure.

E. Other Factors: The Boards also took into account other ancillary or
“fall-out” benefits that BlackRock or its affiliates and significant sharehold-
ers may derive from their relationship with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment profes-
sionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative and distribution services. The Boards also noted that BlackRock may use third-party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

ANNUAL REPORT JULY 31, 2009 49

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

In connection with their consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar prac-
tices. The Boards received reports from BlackRock, which included informa-
tion on brokerage commissions and trade execution practices throughout the year.

Conclusion

Each Board, including its Independent Board Members, unanimously approved the continuation of the Advisory Agreement between its respec-
tive Fund and the Manager for a one-year term ending June 30, 2010 and the Sub-Advisory Agreement between such Fund, the Manager and
Sub-Advisor for a one-year term ending June 30, 2010. Based upon its evaluation of all these factors in their totality, each Board, including its
Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of its respective Fund and its shareholders. In arriving at a decision to approve the Agreements, each
Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board
Members may have attributed different weights to the various factors con-
sidered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflects the results of several years of review by such Fund’s Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board
Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board
Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

50 ANNUAL REPORT JULY 31, 2009

Automatic Dividend Reinvestment Plan

How the Plan Works — The Funds offer a Dividend Reinvestment Plan
(“The Plan”) under which income and capital gains dividends paid by a
Fund are automatically reinvested in additional Common Shares of the
Fund. The Plan is administered on behalf of the shareholders by The BNY
Mellon Shareowner Services for BlackRock MuniYield Arizona Fund, Inc.,
BlackRock MuniYield California Fund, Inc., BlackRock MuniYield Investment
Fund and BlackRock MuniYield New Jersey Fund, Inc., and Computershare
Trust Company, N.A. for BlackRock Muni New York Intermediate Duration
Fund, Inc. (individually, the “Plan Agent” or together, the “Plan Agents”).
Under the Plan, whenever a Fund declares a dividend, participants in the
Plan will receive the equivalent in shares of Common Shares of the Fund.
The Plan Agents will acquire the shares for the participant’s account either
(i) through receipt of additional unissued but authorized shares of the
Funds (“newly issued shares”) or (ii) by purchase of outstanding Common
Shares on the open market on the New York Stock Exchange or NYSE
Amex, as applicable or elsewhere. If, on the dividend payment date, the
Fund’s net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a “market premium”), the Plan Agents will invest the dividend amount in newly issued shares. If the Fund’s net asset value per share is greater than the market price per share (a condition often referred to as a
“market discount”), the Plan Agents will invest the dividend amount by pur-
chasing on the open market additional shares. If the Plan Agents are unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agents will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder’s account.
The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan — Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases
Common Shares of the Funds unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise their Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan.
Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan — The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Funds. The
Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the mar-
ket price plus commissions of a Fund’s shares is above the net asset value, participants in the Plan will receive shares of the Funds for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distribu-
tions in shares at prices below the net asset value. Also, since the Funds do not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees — There are no enrollment fees or brokerage fees for participat-
ing in the Plan. The Plan Agents’ service fees for handling the reinvestment of distributions are paid for by the Funds. However, brokerage commissions may be incurred when the Funds purchase shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications — The automatic reinvestment of dividends and distribu-
tions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.
Therefore, income and capital gains may still be realized even though shareholders do not receive cash. If, when the Funds’ shares are trading at a market premium, the Funds issue shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possi-
ble that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Funds’ shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the
Plan might be required to report as ordinary income a portion of their dis-
tributions equal to their allocable share of the discount.

Contact Information — All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at the following addresses: Shareholders of BlackRock MuniYield Arizona Fund,
Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield
Investment Fund and BlackRock MuniYield New Jersey Fund, Inc. should contact The BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh,
PA 15252-8035, Telephone: (866) 216-0242 and shareholders of
BlackRock Muni New York Intermediate Duration Fund, Inc. should contact Computershare Trust Company, N.A., P.O. Box 43078, Providence,
RI 02940-3078, Telephone: (800) 699-IBFM or overnight correspondence should be directed to the Plan Agent at 250 Royall Street, Canton,
MA 02021.

ANNUAL REPORT JULY 31, 2009 51

Officers and Directors
Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Funds	a Director[2]	Principal Occupation(s) During Past Five Years	Overseen	Directorships
Non-Interested Directors[1]
Richard E. Cavanagh	Chairman	Since	Trustee, Aircraft Finance Trust since 1999; Director, The Guardian Life Insurance	104 Funds	Arch Chemical
40 East 52nd Street	of the Board	2007	Company of America since 1998; Trustee, Educational Testing Service from 1997	101 Portfolios	(chemical and allied
New York, NY 10022	and Director		to 2009 and Chairman from 2005 to 2009; Senior Advisor, The Fremont Group		products)
1946			since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer of The Conference Board, Inc.
(global business research organization) from 1995 to 2007.
Karen P. Robards	Vice Chair of	Since	Partner of Robards & Company, LLC (financial advisory firm) since 1987;	104 Funds	AtriCure, Inc.
40 East 52nd Street	the Board,	2007	Co-founder and Director of the Cooke Center for Learning and Development,	101 Portfolios	(medical devices);
New York, NY 10022	Chair of		(a not-for-profit organization) since 1987; Director of Enable Medical Corp.		Care Investment
1950	the Audit		from 1996 to 2005.		Trust, Inc. (health
	Committee				care real estate
	and Director				investment trust)
G. Nicholas Beckwith, III	Director	Since	Chairman and Chief Executive Officer, Arch Street Management, LLC (Beckwith	104 Funds	None
40 East 52nd Street		2007	Family Foundation) and various Beckwith property companies since 2005;	101 Portfolios
New York, NY 10022			Chairman of the Board of Directors, University of Pittsburgh Medical Center
1945			since 2002; Board of Directors, Shady Side Hospital Foundation since 1977;
Board of Directors, Beckwith Institute for Innovation In Patient Care since 1991;
Member, Advisory Council on Biology and Medicine, Brown University since
2002; Trustee, Claude Worthington Benedum Foundation (charitable foundation)
since 1989; Board of Trustees, Chatham University since 1981; Board of Trustees,
University of Pittsburgh since 2002; Emeritus Trustee, Shady Side Academy since
1977; Chairman and Manager, Penn West Industrial Trucks LLC (sales, rental and servicing of material handling equipment) from 2005 to 2007; Chairman, President and Chief Executive Officer, Beckwith Machinery Company (sales, rental and servicing of construction and equipment) from 1985 to 2005; Member of the Board of Directors,
National Retail Properties (REIT) from 2006 to 2007.
Kent Dixon	Director and	Since	Consultant/Investor since 1988.	104 Funds	None
40 East 52nd Street	Member of	2007		101 Portfolios
New York, NY 10022	the Audit
1937	Committee
Frank J. Fabozzi	Director and	Since	Consultant/Editor of The Journal of Portfolio Management since 2006; Professor	104 Funds	None
40 East 52nd Street	Member of	2007	in the Practice of Finance and Becton Fellow, Yale University, School of Manage-	101 Portfolios
New York, NY 10022	the Audit		ment, since 2006; Adjunct Professor of Finance and Becton Fellow, Yale University
1948	Committee		from 1994 to 2006.
Kathleen F. Feldstein	Director	Since	President of Economics Studies, Inc. (private economic consulting firm) since	104 Funds	The McClatchy
40 East 52nd Street		2007	1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee	101 Portfolios	Company
New York, NY 10022			Emeritus thereof since 2008; Member of the Board of Partners Community		(publishing)
1941			Healthcare, Inc. since 2005; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the
Visiting Committee to the Harvard University Art Museum since 2003.
James T. Flynn	Director and	Since	Chief Financial Officer of JP Morgan & Co., Inc. from 1990 to 1995.	104 Funds	None
40 East 52nd Street	Member of	2007		101 Portfolios
New York, NY 10022	the Audit
1939	Committee
Jerrold B. Harris	Director	Since	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment)	104 Funds	BlackRock Kelso
40 East 52nd Street		2007	since 2000.	101 Portfolios	Capital Corp.
New York, NY 10022
1942

52 ANNUAL REPORT JULY 31, 2009

Officers and Directors (continued)
Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Funds	a Director[2]	Principal Occupation(s) During Past Five Years	Overseen	Directorships
Non-Interested Directors[1] (concluded)
R. Glenn Hubbard	Director	Since	Dean, Columbia Business School since 2004; Columbia faculty member since	104 Funds	ADP (data and
40 East 52nd Street		2007	1988; Co-Director, Columbia Business School’s Entrepreneurship Program	101 Portfolios	information services),
New York, NY 10022			from 1997 to 2004; Visiting Professor, John F. Kennedy School of Government		KKR Financial
1958			at Harvard University and the Harvard Business School since 1985 and at the		Corporation (finance),
			University of Chicago since 1994; Chairman, U.S. Council of Economic Advisers		Metropolitan Life
			under the President of the United States from 2001 to 2003.		Insurance Company
(insurance)
W. Carl Kester	Director	Since	George Fisher Baker Jr. Professor of Business Administration, Harvard Business	104 Funds	None
40 East 52nd Street		2007	School; Deputy Dean for Academic Affairs, since 2006; Unit Head, Finance,	101 Portfolios
New York, NY 10022			Harvard Business School, from 2005 to 2006; Senior Associate Dean and
1951			Chairman of the MBA Program of Harvard Business School, from 1999 to 2005;
Member of the faculty of Harvard Business School since 1981; Independent
Consultant since 1978.
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy
MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows directors as joining the Funds’ board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock
Funds as follows: G. Nicholas Beckwith, III, 1999; Richard E. Cavanagh, 1994; Kent Dixon, 1988; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005;
James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

Interested Directors[3]
Richard S. Davis	President[4]	Since	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street	173 Funds	None
40 East 52nd Street	and Director	2007	Research & Management Company from 2000 to 2005; Chairman of the Board	283 Portfolios
New York, NY 10022			of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman,
1945			SSR Realty from 2000 to 2004.
Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock,	173 Funds	None
40 East 52nd Street		2007	Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC	283 Portfolios
New York, NY 10022			from 1998 to 2007; President of BlackRock Funds and BlackRock Bond
1947			Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
3 Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Funds based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC Securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
4 Fund President for BlackRock MuniYield Investment Fund.

ANNUAL REPORT JULY 31, 2009 53

Officers and Directors (continued)
Position(s)
Name, Address	Held with	Length of
and Year of Birth	Funds	Time Served	Principal Occupation(s) During Past 5 Years
Fund Officers[1]
Donald C. Burke	President[2]	Since	Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”)
40 East 52nd Street	and Chief	2007	and Fund Asset Management L.P. (“FAM”) in 2006, First Vice President thereof from 1997 to 2005. Treasurer thereof
New York, NY 10022	Executive		from 1999 to 2006 and Vice President thereof from 1990 to 1997.
1960	Officer
Anne F. Ackerley	Vice	Since	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009;
40 East 52nd Street	President	2007	Chief Operating Officer of BlackRock’s Account Management Group (AMG) since 2009; Chief Operating Officer of
New York, NY 10022			BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
1962
Neal J. Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund
40 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing from 1992 to 2006.
New York, NY 10022	Officer
1966
Jay M. Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch
40 East 52nd Street		2007	Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of
New York, NY 10022			MLIM Fund Services Group from 2001 to 2006.
1970
Brian P. Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel
40 East 52nd Street	Compliance	2007	of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004.
New York, NY 10022	Officer
1959
Howard B. Surloff	Secretary	Since	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General
40 East 52nd Street		2007	Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.
New York, NY 10022
1965
[1] Officers of the Funds serve at the pleasure of the Board of Directors.
[2] Fund President for all Funds except BlackRock MuniYield Investment Fund.
Further information about the Funds’ Officers and Directors is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762

Effective July 31, 2009, Donald C. Burke, President of BlackRock Muni New York Intermediate Duration Fund, Inc., BlackRock
MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc. and BlackRock MuniYield New Jersey Fund, Inc. and
Chief Executive Officer of the Funds retired. The Funds’ Boards of Directors wish Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President of BlackRock Muni New York Intermediate Duration Fund, Inc.,
BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc. and BlackRock MuniYield New Jersey Fund,
Inc. and Chief Executive Officer of the Funds, and Brendan Kyne became Vice President of the Funds.

54 ANNUAL REPORT JULY 31, 2009

Officers and Directors (concluded)
Custodians	Transfer Agent	Auction Agent	Independent	Investment Advisor	Address of the Funds
State Street Bank	Common Shares	Preferred Shares	Registered Public	BlackRock Advisors, LLC	100 Bellevue Parkway
and Trust Company[1]	Computershare	BNY Mellon	Accounting Firm	Wilmington, DE 19809	Wilmington, DE 19809
Boston, MA 02101	Trust Company, N.A.[1]	Shareowner Services	Deloitte & Touche LLP
	Providence, RI 02940	Jersey City, NJ 07310	Princeton, NJ 08540
The Bank of	BNY Mellon	Accounting Agent	Legal Counsel	Sub-Advisor
New York Mellon[2]	Shareowner Services[2]	State Street Bank	Skadden, Arps, Slate,	BlackRock Investment
New York, NY 10286	Jersey City, NJ 07310	and Trust Company	Meagher & Flom LLP	Management, LLC
		Princeton, NJ 08540	New York, NY 10036	Plainsboro, NJ 08536
[1] For BlackRock Muni New York Intermediate Duration Fund, Inc.
[2] For BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield Investment Fund, Inc., and BlackRock MuniYield New Jersey Fund, Inc.,

ANNUAL REPORT JULY 31, 2009 55

Additional Information

General Information

The Funds do not make available copies of their Statements of Additional
Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

Other than the revisions discussed in the Board Approvals on page 57, there were no material changes in the Funds’ investment objectives or poli-
cies or to the Funds’ charters or by-laws that were not approved by their shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management for the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports and other informa-
tion regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regard-
ing the Funds and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ web-
sites or shareholders can sign up for e-mail notifications of quarterly state-
ments, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us other-
wise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Fund files its complete schedule of portfolio holdings witht the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference
Room may be obtained by calling (202) 551-8090. Each Fund’s Forms
N-Q may also be obtained upon request and without charge by calling
(800) 441-7762

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling toll-free (800) 441-7762;
(2) at www.blackrock.com; and (3) on the Securities and Exchange
Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at
www.blackrock.com or by calling (800) 441-7762 and (2) on the
Securities and Exchange Commission’s website at http://www.sec.gov.

56 ANNUAL REPORT JULY 31, 2009

Additional Information (continued)

Dividend Policy

The Funds’ dividend policy is to distribute all or a portion of their net investment income to its shareholders on a monthly basis. In order to pro-
vide shareholders with a more stable level of dividend distributions, the
Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month.
The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which com-
prises part of the financial information included in this report.

Fund Certification

Certain Funds are listed for trading on the New York Stock Exchange
(“NYSE”) and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The

Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Board Approvals

On September 12, 2008, the Board of Directors of BlackRock MuniYield
Florida Fund voted unanimously to change a non-fundamental invest-
ment policy of the Fund, and to rename the Fund “BlackRock MuniYield
Investment Fund.” The Fund’s previous non-fundamental investment policy required the Fund, under normal market conditions, to invest at least 80%
of its assets in Florida municipal bonds and 100% in municipal bonds rated investment grade at time of investment. Due to the repeal of the
Florida Intangible Personal Property Tax as of January 2007, the Board
has approved an amended policy allowing the Fund flexibility to invest in municipal obligations regardless of geographic location. The Fund’s new investment policy is, under normal market conditions, to invest 100% of its assets in municipal bonds rated investment grade at time of investment.
The approved changes will not alter the Fund’s investment objective.

Under current market conditions, the Manager anticipates that it will gradu-
ally reposition the Fund’s portfolio over time and that during such period the Fund may continue to hold a substantial portion of its assets in Florida municipal bonds. At this time, it is uncertain how long the repositioning may take, and the Fund will continue to be subject to risks associated with investing a substantial portion of its assets in Florida municipal bonds until the repositioning is complete.

The Manager and the Board believe the amended policy will allow the
Manager to better manage the Fund’s portfolio in the best interests of Fund shareholders and to better meet the Fund’s investment objective.

Effective September 13, 2008, following approval by the Funds’ Board and the applicable ratings agencies, the Board amended the terms of the Funds’ Articles Supplementary in order to allow the Funds to enter into TOB transactions, the proceeds of which were used to redeem a portion of the Funds’ Preferred Shares. Accordingly, the definition of
Inverse Floaters was amended to incorporate the Funds’ permissible ratio of floating rate instruments into inverse floating rate instruments.
Additionally, conforming changes and certain formula modifications con-
cerning inverse floaters were made to the definitions of Moody’s Discount
Factor and S&P Discount Factor, as applicable, to integrate the Funds’
investments in TOBs into applicable calculations.

ANNUAL REPORT JULY 31, 2009 57

Additional Information (concluded)

Section 19 Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s invest-
ment experience during the year and may be subject to changes based on the tax regulations. Each Fund will send you a Form 1099-DIV each calen-
dar year that will tell you how to report these distributions for federal income tax purposes.

		Total Fiscal Year-to-Date				Percentage of Fiscal Year-to-Date
	Cumulative Distributions by Character				Cumulative Distributions by Character
	Net	Net Realized		Total Per	Net	Net Realized		Total Per
	Investment	Capital	Return of	Common	Investment	Capital	Return of	Common
	Income	Gains	Capital	Share	Income	Gains	Capital	Share
MuniYield California	$0.690990	—	—	$0.690990	100%	0%	0%	100%
MuniYield Investment	$0.704817	—	—	$0.704817	100%	0%	0%	100%

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and for-
mer fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following informa-
tion is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applica-
tions, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including pro-
cedures relating to the proper storage and disposal of such information.

58 ANNUAL REPORT JULY 31, 2009

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representa-
tion of future performance. The Funds have leveraged their Common Shares which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, currently set at the maximum reset rate as a result of failed auctions, may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable
(the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Kent Dixon
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards
Robert S. Salomon, Jr. (retired effective December 31, 2008)

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof.
Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms.
Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms.
Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms.
Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section
11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services
	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock
MuniYield	$33,400	$32,500	$3,500	$3,500	$6,100	$6,100	$1,028	$1,049
California Fund, Inc.

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the
Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.
Any proposed services exceeding the pre-approved cost levels will require specific pre-
approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End

BlackRock MuniYield
California Fund, Inc.	$418,128	$415,649

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 – Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A)
of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards
Robert S. Salomon, Jr. (retired effective December 31, 2008)

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies – The board of directors has delegated the voting of proxies for the Fund securities to the
Fund’s investment adviser (“Investment Adviser”) pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the
Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee,
or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment
Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio
Management Group and/or the Investment Adviser’s Legal and Compliance Department and

concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the
Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of July 31, 2009.

(a)(1) The registrant (or “Fund”) is managed by a team of investment professionals comprised of
Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock and Walter O’Connor,
Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs.
Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2006 and 1992, respectively.

Portfolio Manager		Biography
Theodore R. Jaeckel, Jr.		Managing Director at BlackRock, Inc. since 2006; Managing Director of
MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor		Managing Director of BlackRock, Inc. since 2006; Managing Director of
MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.
(a)(2) As of July 31, 2009:
	(ii) Number of Other Accounts Managed			(iii) Number of Other Accounts and
	and Assets by Account Type			Assets for Which Advisory Fee is
Performance-Based
	Other	Other Pooled		Other	Other Pooled
(i) Name of	Registered	Investment	Other	Registered	Investment	Other
Portfolio Manager	Investment	Vehicles	Accounts	Investment	Vehicles	Accounts
	Companies			Companies
Walter O’Connor	76	0	0	0	0	0
	$17.6 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel,	76	0	0	0	0	0
	$17.6 Billion	$0	$0	$0	$0	$0
(iv) Potential Material Conflicts of Interest

BlackRock and its affiliates (collectively, herein “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the
Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.
When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) As of July 31, 2009:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources.
Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-
based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and
Incentive Plan.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation
Discretionary incentive compensation is a function of several components: the performance of
BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.
BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Fund include a combination of market-based indices (e.g. Barclays Capital Municipal Bond
Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-
year periods, as applicable.

Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The
BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the
LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs.
O’Connor and Jaeckel have each received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible
BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs.
O’Connor and Jaeckel have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which
BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement
Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in
BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of
$25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – July 31, 2009.

Portfolio Manager Dollar Range of Equity Securities
Beneficially Owned
Walter O’Connor None
Theodore R. Jaeckel, Jr. None

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated
Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule
30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13(a)-15(b) under the Securities
Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company
Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield California Fund, Inc.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock MuniYield California Fund, Inc.

Date: September 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company
Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield California Fund, Inc.

Date: September 22, 2009

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield California Fund, Inc.

Date: September 22, 2009